Exhibit 99.2
CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2010
(unaudited)
Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2010
(unaudited)
TABLE OF CONTENTS

Disclosures	3-4
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Statements of Cash Flows	7
Funds (Used In) From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available For Distribution (“FAD”) and Other Financial Information	8
Summary Financial Data:
Operating Results	9
Capitalization	10
Same Property Analysis	12
Leasing Activity and Occupancy Statistics	13
Tenant and State Concentrations	14
Lease Expirations	15
Properties:
Description	16-21
Carrying Value, Percent Occupied and Base Rent Per Leased Sq. Ft.	22-24
Debt Summary	25-27
Joint Venture Properties Managed by Cedar	28-31

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2010
(unaudited)
Disclosures
Forward Looking Statements
Statements made or incorporated by reference in this Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants (including an inability to pay rent, filing for bankruptcy protection, closing stores and/or vacating the premises); the continuing availability of acquisition, development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital (including the availability of construction financing) in the public and private markets; the availability of suitable joint venture partners and potential purchasers of the Company’s properties if offered for sale; the ability of the Company’s joint venture partners to fund their respective shares of property acquisitions, tenant improvements and capital expenditures; changes in interest rates; the fact that returns from acquisition, development and redevelopment activities may not be at expected levels or at expected times; risks inherent in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, changes in governmental regulations relating thereto, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration or termination of current leases and incur applicable required replacement costs; and the financial flexibility of the Company and its joint venture partners to repay or refinance debt obligations when due and to fund tenant improvements and capital expenditures.
Basis of Presentation
The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2010.
Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At December 31, 2010, the Company owned a 97.9% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis.
During the three months ended December 31, 2010, the Company treated 17 properties as “held for sale” (including a number of its drug store/convenience centers). These properties aggregated approximately 1.1 million square feet of GLA. For all periods presented, the carrying values of the properties’ assets and liabilities, principally the net book value of their real estate and mortgage loan payable, have been classified as “held for sale” on the balance sheets, and the properties’ results of operations have been classified as “discontinued operations”.

During the preparation of the statement of cash flows, the Company determined that, for the quarter ended September 30, 2010, activity for certain construction escrows had been classified as cash flows from operating activities instead of cash flows from investing activities. The statement of cash flows for the three months ended September 30, 2010 has been reclassified to reflect this change and, accordingly, cash flows from operating activities is now $6,564,000 instead of $2,987,000, and cash flows from investing activities is now $(25,009,000) instead of $(21,432,000).
Use of Non-GAAP Financial Measures — Funds (Used In) From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available for Distribution (“FAD”), and Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)
FFO, AFFO and FAD are widely-recognized non-GAAP financial measures for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, are useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO, AFFO and FAD are useful to investors as they capture features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, AFFO and FAD, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO, AFFO and FAD because the Company considers them important supplemental measures of its operating performance and believes that they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Among other things, the Company uses FFO or an adjusted FFO-based measure (1) as a criterion to determine performance-based bonuses for members of senior management, (2) in performance comparisons with other shopping center REITs, and (3) to measure compliance with certain financial covenants under the terms of the Company’s secured revolving credit facilities.
The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to the Company’s common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). The Company calculates (a) AFFO by further adjusting FFO to exclude the pro rata share of straight-line rents, amortization of intangible lease liabilities, non-real estate amortization, and stock-based compensation, included in operations, and (b) FAD by further adjusting AFFO to exclude routine capital expenditures and scheduled debt amortization payments.
FFO, AFFO and FAD do not represent cash generated from operating activities and should not be considered as alternatives to net income attributable to the Company’s common shareholders or to cash flow from operating activities. FFO, AFFO and FAD are not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO, AFFO and FAD are measures used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computations of FFO, AFFO and FAD may vary from one company to another.
EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by adjusting income from continuing operations (determined in accordance with GAAP), excluding interest expense and amortization of deferred financing costs, depreciation and amortization, terminated projects and acquisition transaction costs, impairment charges, gains on incidental sales of real estate, and mark-to-market adjustments relating to stock-based compensation. The ratios of EBITDA to fixed charges and pro rata debt to EBITDA are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2010	2010	2010	2010	2009
Assets:
Real estate:
Land	$328,831,000	$326,247,000	$327,242,000	$330,653,000	$333,898,000
Buildings and improvements	1,262,479,000	1,246,808,000	1,241,624,000	1,230,533,000	1,221,740,000

	1,591,310,000	1,573,055,000	1,568,866,000	1,561,186,000	1,555,638,000
Less accumulated depreciation	(189,461,000)	(180,517,000)	(170,235,000)	(160,529,000)	(151,144,000)

Real estate, net	1,401,849,000	1,392,538,000	1,398,631,000	1,400,657,000	1,404,494,000

Real estate to be transferred to a joint venture	—	—	—	60,203,000	139,743,000
Real estate held for sale — discontinued operations	69,959,000	112,371,000	113,016,000	116,772,000	127,849,000
Investment in unconsolidated joint ventures	52,466,000	44,029,000	27,066,000	23,655,000	14,113,000

Cash and cash equivalents	14,166,000	12,142,000	13,794,000	15,783,000	17,164,000
Restricted cash	14,545,000	11,617,000	12,828,000	13,061,000	14,075,000
Receivables:
Rents and other tenant receivables, net	7,048,000	9,485,000	8,814,000	10,663,000	7,423,000
Straight-line rents	15,674,000	15,497,000	15,318,000	14,840,000	14,044,000
Joint venture settlements and other receivables	8,599,000	9,533,000	6,146,000	7,330,000	2,322,000
Other assets	9,676,000	11,819,000	7,271,000	7,709,000	9,316,000
Deferred charges, net:
Lease origination costs	16,117,000	15,909,000	16,362,000	16,443,000	16,295,000
Financing costs	10,837,000	10,876,000	15,101,000	15,622,000	16,573,000
Other	1,551,000	1,288,000	1,405,000	1,222,000	1,707,000

Total assets	$1,622,487,000	$1,647,104,000	$1,635,752,000	$1,703,960,000	$1,785,118,000

Liabilities and equity:
Mortgage loans payable	$674,730,000	$653,240,000	$655,181,000	$650,985,000	$654,911,000
Mortgage loans payable — real estate to be transferred to a joint venture	—	—	—	33,590,000	94,018,000
Mortgage loans payable — real estate held for sale — discontinued operations	32,786,000	37,565,000	37,731,000	37,895,000	45,833,000
Secured revolving credit facilities	132,597,000	126,446,000	167,841,000	207,091,000	257,685,000
Accounts payable and accrued expenses	17,811,000	20,066,000	20,654,000	18,531,000	21,609,000
Dividends payable	—	—	—	—	4,696,000
Standby equity advance not settled	—	—	—	—	5,000,000
Tenant prepayments and security deposits	9,573,000	8,343,000	6,986,000	7,679,000	9,645,000
Accrued interest rate swap liabilities	1,642,000	1,926,000	1,789,000	1,587,000	5,952,000
Unamortized intangible lease liabilities	46,487,000	47,865,000	50,064,000	51,875,000	52,058,000
Liabilities — real estate held for sale and real estate to be transferred to a joint venture	1,337,000	2,714,000	2,816,000	6,860,000	7,309,000

Total liabilities	916,963,000	898,165,000	943,062,000	1,016,093,000	1,158,716,000

Limited partners’ interest in Operating Partnership	7,053,000	8,473,000	10,888,000	11,610,000	12,638,000

Equity:
Preferred stock	158,575,000	158,575,000	88,750,000	88,750,000	88,750,000
Common stock	3,991,000	3,962,000	3,906,000	3,774,000	3,128,000
Treasury stock	(10,367,000)	(10,419,000)	(10,521,000)	(10,629,000)	(9,688,000)
Additional paid-in capital	712,548,000	708,310,000	705,314,000	688,870,000	621,299,000
Cumulative distributions in excess of net income	(231,275,000)	(188,336,000)	(175,628,000)	(165,531,000)	(162,041,000)
Accumulated other comprehensive loss	(3,406,000)	(3,924,000)	(4,082,000)	(3,989,000)	(2,992,000)

	630,066,000	668,168,000	607,739,000	601,245,000	538,456,000
Minority interest in consolidated joint ventures	62,050,000	65,237,000	66,957,000	67,704,000	67,229,000
Limited partners’ interest in Operating Partnship	6,355,000	7,061,000	7,106,000	7,308,000	8,079,000

Noncontrolling interests	68,405,000	72,298,000	74,063,000	75,012,000	75,308,000

Total equity	698,471,000	740,466,000	681,802,000	676,257,000	613,764,000

Total liabilities and equity	$1,622,487,000	$1,647,104,000	$1,635,752,000	$1,703,960,000	$1,785,118,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Operations

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2010	2010	2010	2010	2009
Revenues:
Rents:
Base rents	$27,997,000	$27,106,000	$27,695,000	$29,125,000	$30,600,000
Percentage rents	477,000	298,000	212,000	217,000	374,000
Straight-line rents	207,000	168,000	608,000	773,000	835,000
Amortization of intangible lease liabilities	1,565,000	1,897,000	2,596,000	2,264,000	2,696,000

	30,246,000	29,469,000	31,111,000	32,379,000	34,505,000
Expense recoveries	7,101,000	6,742,000	6,763,000	9,486,000	8,142,000
Other	1,883,000	1,604,000	283,000	97,000	950,000

	39,230,000	37,815,000	38,157,000	41,962,000	43,597,000

Expenses:
Operating, maintenance and management	8,374,000	7,112,000	6,849,000	9,493,000	8,041,000
Real estate and other property- related taxes	4,807,000	4,859,000	4,882,000	4,931,000	4,827,000

	13,181,000	11,971,000	11,731,000	14,424,000	12,868,000

Net operating income	26,049,000	25,844,000	26,426,000	27,538,000	30,729,000

Other income (expense):
General and administrative	(2,799,000)	(2,421,000)	(2,106,000)	(2,211,000)	(3,353,000)
Acquisition transaction costs and terminated projects, net	(888,000)	(2,043,000)	(2,000)	(1,320,000)	(419,000)
Impairment charges	(221,000)	(155,000)	(562,000)	(1,555,000)	(23,636,000)
Depreciation and amortization	(9,747,000)	(11,052,000)	(11,277,000)	(10,202,000)	(16,030,000)
Interest expense	(10,885,000)	(10,894,000)	(11,576,000)	(12,726,000)	(13,393,000)
Amortization of deferred financing and other costs	(1,453,000)	(1,743,000)	(1,479,000)	(1,487,000)	(1,434,000)
Capitalization of interest expense and financing costs	331,000	597,000	723,000	890,000	1,290,000
Accelerated write-off of deferred financing costs	—	(2,552,000)	—	—	—
Interest income	13,000	6,000	5,000	14,000	35,000
Equity in (loss) income of unconsolidated joint ventures	(63,000)	(288,000)	479,000	356,000	296,000
Gain on sales of land parcels	—	—	—	—	285,000

(Loss) Income before discontinued operations	337,000	(4,701,000)	631,000	(703,000)	(25,630,000)

(Loss) income from discontinued operations — operating results	(70,000)	244,000	(179,000)	(384,000)	(3,059,000)
Loss from discontinued operations — impairment charges	(36,253,000)	(34,000)	(2,994,000)	(248,000)
Gain on sale of discontinued operations	—	—	(5,000)	175,000	280,000

Total discontinued operations	(36,323,000)	210,000	(3,178,000)	(457,000)	(2,779,000)

Net (loss) income	(35,986,000)	(4,491,000)	(2,547,000)	(1,160,000)	(28,409,000)

Less, net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	1,807,000	194,000	87,000	(475,000)	(484,000)
Limited partners’ interest in consolidated OP	794,000	196,000	178,000	114,000	1,138,000

Total net loss (income) attributable to noncontrolling interests	2,601,000	390,000	265,000	(361,000)	654,000

Net (loss) income attributable to Cedar Shopping Centers, Inc.	(33,385,000)	(4,101,000)	(2,282,000)	(1,521,000)	(27,755,000)

Preferred distribution requirements	(3,579,000)	(2,679,000)	(1,969,000)	(1,969,000)	(1,969,000)

Net (loss) income attributable to common shareholders	$(36,964,000)	$(6,780,000)	$(4,251,000)	$(3,490,000)	$(29,724,000)

Per common share (basic and diluted):
Continuing operations	$(0.01)	$(0.10)	$(0.02)	$(0.05)	$(0.54)
Discontinued operations	(0.55)	—	(0.05)	(0.01)	(0.06)

	$(0.56)	$(0.10)	$(0.07)	$(0.06)	$(0.60)

Weighted average number of common shares outstanding	66,374,000	65,835,000	64,434,000	58,728,000	49,930,000

Net operating income/Revenues	66%	68%	69%	66%	70%
Expense recovery percentage (a)	72%	72%	71%	73%	73%

(a)
The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude (i) non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $1,315,000, $886,000, $583,000, $487,000 and $712,000, respectively, and (ii) unallocated property and construction management compensation and benefits (including stock-based compensation).

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Cash Flows

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2010	2010 (a)	2010	2010	2009
Cash flow from operating activities:
Net (loss) income	$(35,986,000)	$(4,491,000)	$(2,547,000)	$(1,160,000)	$(28,409,000)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Non-cash provisions:
Equity in loss (income) of unconsolidated joint ventures	63,000	288,000	(479,000)	(356,000)	(296,000)
Distributions from unconsolidated joint ventures	60,000	211,000	428,000	120,000	205,000
Impairments	199,000	177,000	562,000	1,555,000	23,636,000
Terminated projects and acquisition transaction costs	—	31,000	—	1,271,000	419,000
Impairment charges — discontinued operations	36,253,000	34,000	2,992,000	248,000	2,837,000
Gain on sales of real estate	—	—	5,000	(175,000)	(565,000)
Straight-line rents receivable	(232,000)	(198,000)	(637,000)	(787,000)	(826,000)
Provision for doubtful accounts	1,468,000	966,000	860,000	658,000	1,162,000
Depreciation and amortization	10,820,000	11,891,000	12,373,000	11,380,000	17,437,000
Amortization of intangible lease liabilities	(1,676,000)	(2,051,000)	(3,092,000)	(2,335,000)	(2,902,000)
Amortization/market price adjustments relating to stock-based compensation	911,000	832,000	21,000	1,215,000	720,000
Amortization of deferred financing costs	1,489,000	1,605,000	1,286,000	1,207,000	1,238,000
Accelerated write-off of deferred financing costs	—	2,522,000	—	—	—
Increases/decreases in operating assets and liabilities:
Rents and other receivables, net	952,000	(1,643,000)	1,023,000	(3,898,000)	(1,379,000)
Joint venture settlements	2,388,000	(1,457,000)	(453,000)	(1,473,000)	—
Prepaid expenses and other	1,329,000	(4,698,000)	2,369,000	(1,029,000)	(450,000)
Accounts payable and accrued expenses	(158,000)	2,545,000	(1,140,000)	(2,754,000)	4,664,000

Net cash provided by operating activities	17,880,000	6,564,000	13,571,000	3,687,000	17,491,000

Cash flow from investing activities:
Expenditures for real estate and improvements	(9,281,000)	(5,362,000)	(7,483,000)	(8,029,000)	(21,994,000)
Net proceeds from transfers to unconsolidated joint venture, less cash at dates of transfer	—	—	19,634,000	11,379,000	32,089,000
Net proceeds from sales of real estate	605,000	—	—	2,056,000	3,270,000
Investments in and advances to unconsolidated joint ventures	(21,427,000)	(25,712,000)	—	(4,302,000)	—
Distributions of capital from unconsolidated joint venture	13,777,000	6,166,000	1,559,000	—	—
Increase in other receivables	(2,563,000)	—	—	—	—
Construction escrows and other	(1,906,000)	(101,000)	116,000	1,040,000	684,000

Net cash (used in) provided by investing activities	(20,795,000)	(25,009,000)	13,826,000	2,144,000	14,049,000

Cash flow from financing activities:
Net (repayments)/advances (to)/from revolving credit facilities	6,151,000	(41,395,000)	(39,250,000)	(50,594,000)	(65,794,000)
Proceeds from mortgage financings	10,712,000	30,000	9,543,000	6,699,000	9,362,000
Mortgage repayments	(2,350,000)	(2,137,000)	(5,544,000)	(10,913,000)	(2,449,000)
Termination payments related to interest rate swaps	—	—	—	(5,476,000)	—
Payments of debt financing costs	(884,000)	(143,000)	(755,000)	(243,000)	(7,150,000)
Noncontrolling interests:
Distributions to consolidated joint venture minority interests	(1,380,000)	(1,526,000)	(660,000)	—	(1,793,000)
Distributions to limited partners	(128,000)	(173,000)	(173,000)	(180,000)	—
Redemption of OP units	(609,000)	(2,349,000)	(418,000)	(67,000)	—
Net proceeds from sales of preferred and common stock	2,952,000	72,383,000	5,686,000	60,227,000	40,890,000
Exercise of warrant	—	—	10,000,000	—	—
Proceeds from standby equity advance not settled	—	—	—	—	5,000,000
Preferred stock distributions	(3,550,000)	(1,969,000)	(1,969,000)	(1,969,000)	(1,969,000)
Distributions to common shareholders	(5,975,000)	(5,928,000)	(5,846,000)	(4,696,000)	—

Net cash provided by (used in) financing activities	4,939,000	16,793,000	(29,386,000)	(7,212,000)	(23,903,000)

Net (decrease) increase in cash and cash equivalents	2,024,000	(1,652,000)	(1,989,000)	(1,381,000)	7,637,000
Cash and cash equivalents at beginning of period	12,142,000	13,794,000	15,783,000	17,164,000	9,527,000

Cash and cash equivalents at end of period	$14,166,000	$12,142,000	$13,794,000	$15,783,000	$17,164,000

(a)	-
As previously presented, activity for certain construction escrows had been classified as cash flows from operating activities instead of cash flow from investing activities. The statement has been reclassified to reflect this change and, accordingly, cash flows from operating activities is now $6,564,000 instead of $2,987,000, and cash flows from investing activities is now $(25,009,000) instead of $(21,432,000).

CEDAR SHOPPING CENTERS, INC.
Funds (Used In) From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available For Distribution
(“FAD”) and Other Financial Information

	At of for the three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2010	2010	2010	2010	2009
Net (loss) income attributable to the Company’s common shareholders	$(36,964,000)	$(6,780,000)	$(4,251,000)	$(3,490,000)	$(29,724,000)
Add (deduct):
Real estate depreciation and amortization	10,793,000	11,831,000	12,327,000	11,328,000	17,577,000
Noncontrolling interests:
Limited partners’ interest	(794,000)	(196,000)	(178,000)	(114,000)	(1,138,000)
Minority interests in consolidated joint ventures	(1,807,000)	(194,000)	(87,000)	475,000	484,000
Minority interests’ share of FFO applicable to consolidated joint ventures	360,000	(1,340,000)	(1,686,000)	(1,691,000)	(1,656,000)
Gain on sales of discontinued operations (a)	—	—	5,000	(175,000)	(280,000)
Equity in loss (income) of unconsolidated joint ventures	63,000	288,000	(479,000)	(356,000)	(296,000)
FFO from unconsolidated joint ventures	1,230,000	146,000	834,000	586,000	406,000

Funds From (Used in) Operations (“FFO”)	(27,119,000)	3,755,000	6,485,000	6,563,000	(14,627,000)

Add (deduct) the pro rata share of:
Straight-line rents	(245,000)	(150,000)	(531,000)	(654,000)	(712,000)
Amortization of intangible lease liabilities	(1,264,000)	(1,957,000)	(2,484,000)	(2,156,000)	(2,649,000)
Non-real estate amortization	1,520,000	1,610,000	1,293,000	1,230,000	1,226,000
Accelerated write-off of deferred financing costs	—	2,552,000	—	—	—
Stock-based compensation charged (credited) to operations	896,000	853,000	—	1,215,000	721,000
Impairment charges — discontinued operations (a)	34,057,000	34,000	2,994,000	248,000	2,837,000
Impairment charges — RioCan, net (b)	221,000	155,000	562,000	1,555,000	23,636,000
Acquisition transaction costs — unconsolidated joint venture	925,000	773,000	—	119,000	—
Acquisition transaction costs and terminated projects (c)	888,000	2,043,000	2,000	1,320,000	419,000

Adjusted Funds From Operations (“AFFO”)	9,879,000	9,668,000	8,321,000	9,440,000	10,851,000

Capital expenditures, tenant improvements, and leasing commissions — second generation (d)	(1,081,000)	(1,321,000)	(954,000)	(631,000)	(1,526,000)
Scheduled mortgage repayments — carrying value amounts	(2,236,000)	(1,983,000)	(1,836,000)	(1,926,000)	(2,091,000)

Funds Available for Distribution (“FAD”)	$6,562,000	$6,364,000	$5,531,000	$6,883,000	$7,234,000

FFO per common share, assuming OP Unit conversion (basic and diluted):	$(0.40)	$0.06	$0.10	$0.11	$(0.28)

AFFO per common share, assuming OP Unit conversion (basic and diluted):	$0.15	$0.14	$0.13	$0.15	$0.21

FAD per common share, assuming OP Unit conversion (basic and diluted):	$0.10	$0.09	$0.08	$0.11	$0.14

Weighted average number of common shares outstanding (basic):
Common shares	66,374,000	65,835,000	64,434,000	58,728,000	49,930,000
OP Units	1,435,000	1,892,000	1,945,000	1,986,000	2,006,000

	67,809,000	67,727,000	66,379,000	60,714,000	51,936,000

Weighted average number of common shares outstanding (diluted):
Common shares	66,374,000	65,835,000	64,486,000	58,752,000	49,930,000
OP Units	1,435,000	1,892,000	1,945,000	1,986,000	2,006,000

	67,809,000	67,727,000	66,431,000	60,738,000	51,936,000

Other Financial Information (Pro Rata Share):
Capital expenditures, tenant improvements, and leasing commissions — first generation (e)	$8,365,000	$3,659,000	$7,005,000	$3,225,000	$3,079,000

Capitalized interest and financing costs	$332,000	$597,000	$723,000	$890,000	$1,290,000

Scheduled mortgage repayments — stated contract amounts	$2,106,000	$1,837,000	$1,739,000	$1,802,000	$1,942,000

NOI attributable to RioCan properties prior to contribution	$—	$—	$558,000	$1,905,000	$3,552,000

Projects under development, land held for future expansion and development, and other real estate out of service (at cost)(f)	$62,611,000	$84,831,000	$105,964,000	$106,935,000	$165,864,000

(a)	Gain on sales/impairment charges related to the 28 properties (located in Ohio, Maryland, Connecticut, Pennslyvania and New York) sold or treated as “held for sale”.

(b)	Impairment charge, net, related to the seven properties transferred to the Cedar/RioCan joint venture.

(c)
The December 31, 2010 and the September 30, 2010 amounts are principally fees paid to the Company’s investment advisor related to the Cedar/RioCan joint venture. The March 2010 amount included the write-off of costs incurred for a potential development opportunity that the Company determined would not go forward.

(d)	Second generation refers to expenditures related to stabilized properties.

(e)	First generation refers to expenditures related to development/redevelopment activities.

(f)	Real estate out of service includes the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Operating Results

	Three months ended					Twelve Months ended Dec 31,
Revenues:	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Dec 31, 2009	2010	2009

Revenues of managed properties excluding non-cash revenues (a)	$52,396,000	$42,133,000	$39,642,000	$41,849,000	$40,240,000	$176,020,000	$152,316,000
Less consolidated joint ventures	(4,181,000)	(4,232,000)	(4,243,000)	(4,496,000)	(4,271,000)	(17,152,000)	(16,585,000)
Less unconsolidated Cedar/RioCan joint venture	(12,109,000)	(5,204,000)	(3,849,000)	(2,373,000)	(212,000)	(23,535,000)	(212,000)

Cedar share of revenues excluding non-cash items	36,106,000	32,697,000	31,550,000	34,980,000	35,757,000	135,333,000	135,519,000
Pro-rata share straight-line rents	245,000	150,000	531,000	654,000	712,000	1,580,000	2,224,000
Pro-rata share amortization of intangible lease liabilities	1,264,000	1,957,000	2,484,000	2,156,000	2,649,000	7,861,000	12,829,000

Cedar share of total revenues	37,615,000	34,804,000	34,565,000	37,790,000	39,118,000	144,774,000	150,572,000
Revenues attributable to consolidated joint ventures (b)	4,642,000	4,373,000	4,624,000	4,789,000	4,535,000	18,428,000	17,825,000

Less revenues attributable to unconsolidated Cedar/RioCan joint venture (c)	(3,027,000)	(1,362,000)	(1,032,000)	(617,000)	(56,000)	(6,038,000)	(56,000)

Total — As reported	$39,230,000	$37,815,000	$38,157,000	$41,962,000	$43,597,000	$157,164,000	$168,341,000

Net Operating Income (“NOI”)

NOI of managed properties excluding non-cash revenues	$35,898,000	$28,418,000	$26,185,000	$26,786,000	$27,318,000	$117,287,000	$103,081,000
Less consolidated joint ventures	(3,059,000)	(2,942,000)	(3,036,000)	(3,068,000)	(3,079,000)	(12,105,000)	(11,902,000)
Less unconsolidated Cedar/RioCan joint venture	(9,418,000)	(3,803,000)	(2,695,000)	(1,685,000)	(152,000)	(17,601,000)	(152,000)

Cedar share of NOI excluding non-cash items	23,421,000	21,673,000	20,454,000	22,033,000	24,087,000	87,581,000	91,027,000
Pro-rata share straight-line rents	245,000	150,000	531,000	654,000	712,000	1,580,000	2,224,000
Pro-rata share amortization of intangible lease liabilities	1,264,000	1,957,000	2,484,000	2,156,000	2,649,000	7,861,000	12,829,000
Stock-based compensation mark-to-market adjustments	(46,000)	(7,000)	284,000	(221,000)	(20,000)	10,000	212,000

Cedar share of total NOI	24,884,000	23,773,000	23,753,000	24,622,000	27,428,000	97,032,000	106,292,000
NOI attributable to consolidated joint ventures (b)	3,520,000	3,083,000	3,417,000	3,361,000	3,343,000	13,381,000	13,142,000
Less NOI attributable to unconsolidated Cedar/RioCan joint venture (c)	(2,355,000)	(1,012,000)	(744,000)	(445,000)	(42,000)	(4,556,000)	(42,000)

Total — As reported	$26,049,000	$25,844,000	$26,426,000	$27,538,000	$30,729,000	$105,857,000	$119,392,000

Net (loss) income — common shareholders
Net income excluding impairments and certain non-cash charges	$(1,538,000)	$(1,380,000)	$(1,655,000)	$138,000	$2,036,000	$(4,435,000)	$10,218,000

Accelerated write-off of deferred financing costs	—	(2,552,000)	—	—	—	(2,552,000)	—

Acquisition transaction costs, terminated projects and impairments	(36,091,000)	(3,005,000)	(3,558,000)	(3,242,000)	(26,892,000)	(45,896,000)	(30,798,000)
Depreciation from demolition for retenanting	—	—	—	—	(6,074,000)	—	(6,074,000)
Stock-based compensation mark-to-market adjustments	(101,000)	2,000	884,000	(509,000)	(70,000)	276,000	488,000
Limited partners’ interest in above items	766,000	155,000	78,000	123,000	1,276,000	1,122,000	1,419,000

	(35,426,000)	(5,400,000)	(2,596,000)	(3,628,000)	(31,760,000)	(47,050,000)	(34,965,000)

Total — As reported	$(36,964,000)	$(6,780,000)	$(4,251,000)	$(3,490,000)	$(29,724,000)	$(51,485,000)	$(24,747,000)

Per common share/OP unit (basic and diluted):

Net income excluding impairment and certain non-cash charges	$(0.02)	$(0.02)	$(0.03)	$—	$0.04	$(0.07)	$0.22
Acquisition transaction costs, impairments and certain non-cash charges	(0.54)	(0.08)	(0.04)	(0.06)	(0.64)	(0.74)	(0.76)

Total — As reported per share	$(0.56)	$(0.10)	$(0.07)	$(0.06)	$(0.60)	$(0.81)	$(0.54)

FFO
FFO before non-cash revenues:
Consolidated properties	$7,739,000	$7,378,000	$6,166,000	$6,109,000	$6,679,000	$27,392,000	$30,949,000
Cedar/RioCan properties prior to transfer	—	—	153,000	1,570,000	2,295,000	1,723,000	8,889,000

	7,739,000	7,378,000	6,319,000	7,679,000	8,974,000	29,115,000	39,838,000
Straight-line rents	245,000	150,000	531,000	654,000	712,000	1,580,000	2,224,000
Amortization of intangible lease liabilities	1,264,000	1,957,000	2,484,000	2,156,000	2,649,000	7,861,000	12,829,000

FFO excluding impairments and stock-based compensation mark-to-market adjustments	9,248,000	9,485,000	9,334,000	10,489,000	12,335,000	38,556,000	54,891,000

Accelerated write-off of deferred financing costs	—	(2,552,000)	—	—	—	(2,552,000)	—
Stock-based compensation mark-to-market adjustments	(101,000)	2,000	884,000	(509,000)	(70,000)	276,000	488,000

Acquisition transaction costs, terminated projects and impairments (d)	(36,266,000)	(3,180,000)	(3,733,000)	(3,417,000)	(26,892,000)	(46,596,000)	(30,798,000)

	(36,367,000)	(5,730,000)	(2,849,000)	(3,926,000)	(26,962,000)	(48,872,000)	(30,310,000)

Total — As reported	$(27,119,000)	$3,755,000	$6,485,000	$6,563,000	$(14,627,000)	$(10,316,000)	$24,581,000

Per common share/OP unit (basic and diluted) (e):
FFO excluding impairments and stock-based compensation mark-to-market adjustments	$0.14	$0.14	$0.14	$0.17	$0.24	$0.59	$1.14
Acquisition transaction costs and impairments and stock-based compensation mark-to-market adjustments	(0.54)	(0.08)	(0.04)	(0.06)	(0.52)	(0.75)	(0.63)

Total — As reported	$(0.40)	$0.06	$0.10	$0.11	$(0.28)	$(0.16)	$0.51

Dividends to common shareholders	$5,974,000	$5,928,000	$5,846,000	$—	$4,696,000	$11,820,000	$5,046,000
Per common share (e)	$0.09	$0.09	$0.09	$—	$0.09	$0.1800	$0.1125

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Capitalization

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2010	2010	2010	2010	2009
Market Capitalization (end of period)
Equity
Preferred Stock
Shares	6,400,000	6,400,000	3,550,000	3,550,000	3,550,000
Closing market price	$25.18	$25.76	$24.90	$24.39	$23.96

	$161,152,000	$164,864,000	$88,395,000	$86,585,000	$85,058,000

Common Stock
Common shares	66,520,000	66,035,000	65,104,000	62,911,000	52,139,000
OP Units	1,415,000	1,535,000	1,928,000	1,980,000	2,006,000

	67,935,000	67,570,000	67,032,000	64,891,000	54,145,000
Closing market price	$6.29	$6.08	$6.02	$7.91	$6.80

	$427,311,000	$410,826,000	$403,533,000	$513,287,000	$368,186,000

Sub-total equity	$588,463,000	$575,690,000	$491,928,000	$599,872,000	$453,244,000

Debt:
Fixed-rate mortgages	591,162,000	569,669,000	571,634,000	567,715,000	572,730,000
Variable-rate mortgages	83,568,000	83,571,000	83,547,000	83,270,000	82,181,000

	674,730,000	653,240,000	655,181,000	650,985,000	654,911,000
Secured revolving credit facilities	132,597,000	126,446,000	167,841,000	207,091,000	257,685,000

Total outstanding debt — consolidated	807,327,000	779,686,000	823,022,000	858,076,000	912,596,000
Plus debt attributable to unconsolidated Cedar/RioCan joint venture properties	58,680,000	45,761,000	18,668,000	45,652,000	94,018,000
Less debt attributable to consolidated minority interests	(115,457,000)	(115,720,000)	(115,968,000)	(116,315,000)	(116,581,000)

Pro rata share of outstanding debt	750,550,000	709,727,000	725,722,000	787,413,000	890,033,000

Total Market Capitalization	$1,339,013,000	$1,285,417,000	$1,217,650,000	$1,387,285,000	$1,343,277,000

Ratio of pro rata share of outstanding debt to total market capitalization	56.1%	55.2%	59.6%	56.8%	66.3%

Financial statement capitalization (end of period):
Limited partners’ interest in Operating Partnership	$13,408,000	$15,534,000	$17,994,000	$18,918,000	$20,717,000
Cedar Shopping Centers, Inc. shareholders’ equity	630,066,000	668,168,000	607,739,000	601,245,000	538,456,000

	643,474,000	683,702,000	625,733,000	620,163,000	559,173,000
Pro rata share of total debt, per above	750,550,000	709,727,000	725,722,000	787,413,000	890,033,000

Total financial statement capitalization	$1,394,024,000	$1,393,429,000	$1,351,455,000	$1,407,576,000	$1,449,206,000

Ratio of pro rata share of outstanding debt to total financial statement capitalization	53.8%	50.9%	53.7%	55.9%	61.4%

Weighted average interest rates:
Fixed-rate mortgages	5.9%	5.8%	5.8%	5.8%	5.8%
Variable-rate mortgages	3.4%	3.4%	3.4%	3.3%	3.4%
Total mortgages	5.5%	5.5%	5.5%	5.5%	5.6%
Secured variable-rate revolving credit facilities	3.2%	3.1%	4.0%	4.2%	4.6%
Total debt	5.2%	5.1%	5.2%	5.2%	5.3%

Earnings before interest, taxes, depreciation and amortization (“EBITDA”)
(Loss) income from continuing operations	$337,000	$(4,701,000)	$631,000	$(703,000)	$(25,630,000)
Add back:
Interest expense and amortization of financing costs, net	12,007,000	12,040,000	12,332,000	13,323,000	13,537,000
Accelerated write-off of deferred financing costs	—	2,552,000	—	—	—
Depreciation and amortization	9,747,000	11,052,000	11,277,000	10,202,000	16,030,000
Stock-based compensation mark-to-market adjustments	101,000	(2,000)	(884,000)	509,000	70,000
Acquisition transaction costs and terminated projects, net	888,000	2,043,000	2,000	1,320,000	419,000
Impairment charges	221,000	155,000	562,000	1,555,000	23,636,000
Gain on sales of land parcels	—	—	—	—	(285,000)
Pro-rata share of:
Acquisition transaction costs — unconsolidated joint venture	925,000	773,000	—	119,000	—
Depreciation and amortization — unconsolidated joint venture	1,222,000	370,000	293,000	106,000	12,000
Interest expense — unconsolidated joint venture	682,000	407,000	218,000	92,000	—

EBITDA	$26,130,000	$24,689,000	$24,431,000	$26,523,000	$27,789,000

Fixed charges:
Interest expense	$10,885,000	$10,894,000	$11,576,000	$12,726,000	$13,393,000
Interest expense — unconsolidated joint venture	682,000	407,000	218,000	92,000	—
Preferred dividend requirements	3,579,000	2,679,000	1,969,000	1,969,000	1,969,000

Fixed charges	$15,146,000	$13,980,000	$13,763,000	$14,787,000	$15,362,000

Ratio of EBITDA to fixed charges	1.7 x	1.8 x	1.8 x	1.8 x	1.8 x

Debt to EBITDA
Total consolidated debt	$807,327,000	$779,686,000	$823,022,000	$858,076,000	$912,596,000
Pro-rata share of RioCan debt	58,680,000	45,761,000	18,668,000	12,062,000	—

	$866,007,000	$825,447,000	$841,690,000	$870,138,000	$912,596,000

EBITDA annualized	$104,520,000	$98,756,000	$97,724,000	$106,092,000	$111,156,000
Less: NOI from unconsolidated Cedar/RioCan joint venture properties — annualized	—	—	(2,232,000)	(7,620,000)	(14,208,000)

EBITDA annualized	$104,520,000	$98,756,000	$95,492,000	$98,472,000	$96,948,000

Ratio of debt to EBITDA	8.3 x	8.4 x	8.8 x	8.8 x	9.4 x

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Notes

Notes:

(a)
Includes (1) amounts applicable to 100%-owned properties (including amounts applicable to properties transferred to the Cedar/RioCan joint venture prior to such transfer), (2) the Company’s pro rata share of amounts applicable to consolidated joint venture properties, and (3) the Company’s pro rata share of amounts applicable to properties transferred to the Cedar/RioCan joint venture subsquent to such transfer.

(b)	Partners’ pro rata share of amounts applicable to consolidated joint venture properties.

(c)	Removes the Company’s pro rata share of amounts applicable to the Cedar/RioCan joint venture properties included in (a) above.

(d)	Includes $175,000 per quarter of allocated acquisition group payroll related expenses.

(e)	The weighted average number of common shares outstanding used in the computation of per share amounts are as follows:

	Three months ended					Twelve Months ended Dec 31,
	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Dec 31, 2009	2010	2009

Weighted average number of common shares outstanding (basic):
Common shares	66,374,000	65,835,000	64,434,000	58,728,000	49,930,000	63,843,000	46,234,000
OP Units	1,435,000	1,892,000	1,945,000	1,986,000	2,006,000	1,814,000	2,014,000

	67,809,000	67,727,000	66,379,000	60,714,000	51,936,000	65,657,000	48,248,000

Weighted average number of common shares outstanding (diluted):
Common shares	66,374,000	65,835,000	64,486,000	58,752,000	49,930,000	63,862,000	46,234,000
OP Units	1,435,000	1,892,000	1,945,000	1,986,000	2,006,000	1,814,000	2,014,000

	67,809,000	67,727,000	66,431,000	60,738,000	51,936,000	65,676,000	48,248,000

The end of period number of common shares outstanding are as follows:
Common shares	66,520,000	66,035,000	65,104,000	62,911,000	52,139,000	66,520,000	52,139,000
OP Units	1,415,000	1,535,000	1,928,000	1,980,000	2,006,000	1,415,000	2,006,000

	67,935,000	67,570,000	67,032,000	64,891,000	54,145,000	67,935,000	54,145,000

CEDAR SHOPPING CENTERS, INC.
Same Property Analysis (a)

	Three months ended Dec 31,		Twelve months ended Dec 31,
	2010	2009	2010	2009

The number of properties that were owned throughout each of the comparative periods	82	82	80	80

Revenues:
Rents:
Base rents	$22,724,000	$22,547,000	$84,364,000	$84,113,000
Percentage rents	358,000	303,000	898,000	877,000
Straight-line rents	140,000	303,000	769,000	1,320,000
Amortization of intangible lease liabilities	1,831,000	2,057,000	6,607,000	8,997,000

	25,053,000	25,210,000	92,638,000	95,307,000
Expense recoveries (b)	5,629,000	5,997,000	22,178,000	22,447,000
Other	44,000	38,000	190,000	315,000

Total revenues	30,726,000	31,245,000	115,006,000	118,069,000

Operating expenses (b):
Operating, maintenance and management	5,255,000	4,953,000	18,907,000	18,101,000
Real estate and other property-related taxes	3,398,000	3,479,000	13,022,000	12,971,000

Total expenses	8,653,000	8,432,000	31,929,000	31,072,000

Net operating income (“NOI”)	$22,073,000	$22,813,000	$83,077,000	$86,997,000

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	$20,102,000	$20,453,000	$75,701,000	$76,680,000
Straight-line rents and amortization of intangible lease liabilities	1,971,000	2,360,000	7,376,000	10,317,000

NOI	$22,073,000	$22,813,000	$83,077,000	$86,997,000

Increase/(decrease) period over period
Revenues:
Rents:
Base rents	$177,000	0.8%	$251,000	0.3%
Percentage rents	55,000	18.2%	21,000	2.4%
Straight-line rents	(163,000)	-53.8%	(551,000)	-41.7%
Amortization of intangible lease liabilities	(226,000)	-11.0%	(2,390,000)	-26.6%

	(157,000)	-0.6%	(2,669,000)	-2.8%
Expense recoveries	(368,000)	-6.1%	(269,000)	-1.2%
Other	6,000	15.8%	(125,000)	-39.7%

Total revenues	(519,000)	-1.7%	(3,063,000)	-2.6%

Expenses:
Operating, maintenance and management	302,000	6.1%	806,000	4.5%
Real estate and other property-related taxes	(81,000)	-2.3%	51,000	0.4%

Total expenses	221,000	2.6%	857,000	2.8%

Net operating income	$(740,000)	-3.2%	$(3,920,000)	-4.5%

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	(351,000)	-1.7%	(979,000)	-1.3%
Straight-line rents and amortization of intangible lease liabilities	(389,000)	-16.5%	(2,941,000)	-28.5%

NOI	$(740,000)	-3.2%	$(3,920,000)	-4.5%

Percent occupied at end of period	93.1%	93.4%	93.0%	93.2%

Expense recovery percentage (a)	75.9%	78.2%	77.1%	78.7%

(a)	Excludes results of unconsolidated Cedar/RioCan joint venture properties subsquent to transfer to the joint venture.

(b)
The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $991,000 and $586,000, respectively, for the three months ended December 31, 2010 and 2009, and $2,379,000 and $1,912,000 respectively, for the year ended December 31, 2010 and 2009.

CEDAR SHOPPING CENTERS, INC.
Leasing Activity and Occupancy Statistics (a)(b)(c)

	At or for the three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2010	2010	2010	2010	2009

Renewals (d) (e) (f)

Number of leases	53	35	51	54	41
Aggregate square feet	466,000	348,000	258,000	509,000	339,000
Average square feet	8,792	9,943	5,059	9,426	8,268
Average expiring base rent psf	$9.22	$8.60	$8.38	$8.71	$8.30
Average new base rent psf	$9.77	$8.91	$8.99	$9.20	$8.13
% increase (decrease) in base rent	6.0%	3.6%	7.3%	5.6%	-2.1%

New leases

Number of leases	20	31	19	18	15
Aggregate square feet	137,000	88,000	58,000	69,000	188,000
Average square feet	6,850	2,839	3,053	3,833	12,533
Average new base rent psf	$14.03	$14.74	$18.19	$13.13	$16.66

Terminated leases

Number of leases	11	12	19	17	21
Aggregate square feet	23,000	73,000	49,000	175,000	150,000
Average square feet	2,091	6,083	2,579	10,294	7,143
Average old base rent psf	$12.64	$10.76	$15.32	$11.42	$11.44

Occupancy statistics

Operating Properties:
Wholly-owned	92.4%	92.5%	92.6%	92.9%	92.9%
Consolidated joint ventures	95.3%	95.7%	96.2%	96.7%	97.2%
Real estate to be transferred to joint venture	n/a	n/a	n/a	97.9%	95.6%
Managed unconsolidated joint venture	97.0%	97.1%	95.5%	92.6%	89.7%

Total operating properties	94.0%	94.0%	93.5%	93.7%	93.7%

Redevelopment properties	80.0%	74.5%	75.4%	76.5%	80.4%

Total operating portfolio (g) (h)	92.5%	92.1%	91.5%	91.6%	92.4%

(a)	Incudes results of unconsolidated Cedar/RioCan joint venture properties.

(b)	New leases do not necessarily replace specific terminated leases within any quarterly period and, accordingly, the amounts shown may relate to properties with substantially lower rents.

(c)	With the high occupancy levels for the Company’s portfolio on an overall basis, leasing activity for the indicated square footage amounts represents a small percentage of the total portfolio.

(d)
Renewal leases for the December 31, 2010 quarter include three leases comprising 276,000 sq. ft. that renewed with no increase pursuant to their terms. The average increase for the other 50 renewal leases was 11.0%.

(e)
Renewal leases for the September 30, 2010 quarter include two leases comprising 229,000 sq. ft. that renewed with no increase pursuant to their terms. The average increase for the other 33 renewal leases was 7.5%.

(f)
Renewal leases for the December 31, 2009 quarter include the 85,000 sq. ft. Burlington Coat Factory lease renewed in connection with the redevelopment of the center. Excluding this lease, there were 40 renewed leases, with an aggregate of 254,000 sq. ft. (an average 8,500 sq. ft.), and an average increase of approximately 4.8%.

(g)	Excludes ground-up development properties.

(h)	Occupancy as of December 31, 2010 for operating properties comprising large tenants (over 10,000 sq. ft.) and small tenants is as follows:

	Large	Small	Total

Operating properties	96.4%	81.9%	94.0%
Redevelopment properties	79.2%	84.6%	82.2%

Total	94.4%	82.2%	92.5%

CEDAR SHOPPING CENTERS, INC.
Tenant And State Concentration
As of Dec 31, 2010

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant Concentrations (a)	stores	GLA	% of GLA	base rent	per sq ft	base rents
Top ten tenants (b):
Giant Foods (c)	29	1,886,000	13.0%	$28,527,000	$15.13	17.8%
Stop & Shop (c)	6	391,000	2.7%	4,322,000	11.05	2.7%
Farm Fresh (c)	6	364,000	2.5%	3,909,000	10.74	2.4%
L.A. Fitness	6	248,000	1.7%	3,826,000	15.43	2.4%
Staples	10	199,000	1.4%	3,006,000	15.11	1.9%
Shaw’s (c)	4	241,000	1.7%	2,716,000	11.27	1.7%
GSA	1	206,000	1.4%	2,496,000	12.12	1.6%
CVS	11	124,000	0.9%	2,445,000	19.72	1.5%
Best Buy	4	128,000	0.9%	2,407,000	18.80	1.5%
Lowe’s	3	392,000	2.7%	2,337,000	5.96	1.5%

Sub-total top ten tenants	80	4,179,000	28.8%	55,991,000	13.40	35.0%

Remaining tenants	1,195	9,068,000	62.4%	103,907,000	11.46	65.0%

Sub-total all tenants (d) (f)	1,275	13,247,000	91.1%	$159,898,000	$12.07	100.0%

Vacant space (e)	n/a	1,288,000	8.9%

Total (including vacant space)	1,275	14,535,000	100.0%

(a)	Incudes unconsolidated managed joint venture properties.

(b)	Based on annualized base rent.

(c)
Several of the tenants listed above share common ownership with other tenants including, without limitation, (1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shaw’s, Shop ‘n Save (GLA of 53,000; annualized base rent of $524,000), Shoppers Food Warehouse (GLA of 120,000; annualized base rent of $1,237,000) and Acme (GLA of 172,000; annualized base rent of $756,000).

(d)	Includes tenants at ground-up development properties.

(e)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(f)	Comprised of large tenants (greater than 10,000 sq. ft.) and small tenants as follows:

				Annualized	Percentage
			Annualized	base rent	annualized
	GLA	% of GLA	base rent	per sq ft	base rents

Large tenants	11,435,000	86.3%	$124,642,000	$10.90	78.0%
Small temants	1,812,000	13.7%	35,256,000	19.05	22.0%

Total	13,247,000	100.0%	$159,898,000	$12.07	100.0%

Total Revenues By State (a)

	Three months ended
	Dec 31,	Sep 30,	June 30,	Mar 31,	Dec 31,
State	2010	2010	2010	2010	2009
Pennsylvania	$20,390,000	$19,158,000	$19,927,000	$22,112,000	$22,546,000
Connecticut	2,109,000	3,596,000	3,954,000	4,316,000	4,708,000
Massachusetts	2,957,000	3,398,000	3,710,000	4,867,000	6,106,000
Virginia	2,910,000	2,813,000	2,873,000	3,315,000	3,245,000
New Jersey	2,318,000	2,545,000	2,649,000	2,706,000	2,664,000
Maryland	4,876,000	2,473,000	2,630,000	2,469,000	2,174,000
Ohio	345,000	325,000	331,000	353,000	504,000
New York	1,313,000	1,594,000	1,042,000	1,365,000	1,247,000
Michigan	195,000	406,000	439,000	412,000	403,000

	37,413,000	36,308,000	37,555,000	41,915,000	43,597,000
Parent Company fee income (b)	1,817,000	1,507,000	602,000	47,000	—

	$39,230,000	$37,815,000	$38,157,000	$41,962,000	$43,597,000

(a)	Includes revenues of unconsolidated Cedar/RioCan joint venture properties prior to their transfer to the joint venture.

(b)	Includes acquisition, financing, accounting and property management fees from the unconsolidated Cedar/RioCan joint venture.

CEDAR SHOPPING CENTERS, INC.
Lease Expirations (a)
As of Dec 31, 2010

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq ft	base rents

Month-To-Month	68	172,000	1.3%	$2,183,000	$12.69	1.4%
2011	154	815,000	6.2%	10,949,000	13.43	6.8%
2012	183	943,000	7.1%	11,081,000	11.75	6.9%
2013	151	632,000	4.8%	9,430,000	14.92	5.9%
2014	178	1,727,000	13.0%	16,448,000	9.52	10.3%
2015	174	1,431,000	10.8%	15,435,000	10.79	9.7%
2016	74	919,000	6.9%	8,592,000	9.35	5.4%
2017	47	559,000	4.2%	7,611,000	13.62	4.8%
2018	44	863,000	6.5%	11,284,000	13.08	7.1%
2019	56	911,000	6.9%	11,592,000	12.72	7.2%
2020	47	992,000	7.5%	10,040,000	10.12	6.3%
2021	17	344,000	2.6%	5,784,000	16.81	3.6%
Thereafter	83	2,939,000	22.2%	39,469,000	13.43	24.7%

All tenants (b)	1,275	13,247,000	100.0%	$159,898,000	$12.07	100.0%

Vacant space (c)	n/a	1,288,000	n/a

Total portfolio (d)	1,275	14,535,000	n/a

(a)	Includes unconsolidated Cedar/RioCan joint venture properties.

(b)	Includes tenants at ground-up development properties.

(c)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(d)
At December 31, 2010, the Company had a portfolio of 115 operating properties totaling approximately 14.5 million sq. ft. of GLA, including 72 wholly-owned properties comprising approximately 7.4 million square feet, 12 properties owned in joint venture (consolidated) comprising approximately 1.4 million sq. ft., 21 properties partially-owned in the Cedar/RioCan unconsolidated joint venture comprising approximately 3.5 million sq. ft., six redevelopment properties comprising approcimately 1.5 million sq. ft. , and four ground-up developments comprising approximately 0.7 million sq. ft; the portfolio excluding the ground-up developments was approximately 92.5% leased as of December 31, 2010.

CEDAR SHOPPING CENTERS, INC.
Property Description
As of Dec 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Wholly-Owned Properties:
Academy Plaza	PA	2001	100%	152,727	1965/1998	Acme Markets	50,918	9/30/2018
Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	5/4/2019
Camp Hill	PA	2002	100%	472,432	1958/2005	Boscov’s	167,597	9/30/2020
						Giant Foods	92,939	10/31/2025
						LA Fitness	45,000	12/31/2021
						Orthopedic Inst of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2016
						Staples	20,000	6/30/2015
Carbondale Plaza	PA	2004	100%	129,915	1972/2005	Weis Markets	52,720	2/29/2016
Carmans Plaza	NY	2007	100%	194,481	1954/2007	Pathmark	52,211	3/31/2017
						Best Fitness	27,598	5/31/2018
						AJ Wright	25,806	4/30/2013
Carll’s Corner	NJ	2007	100%	129,582	1960’s-1999/	Acme Markets	55,000	9/30/2016
					2004
Circle Plaza	PA	2007	100%	92,171	1979/1991	K-Mart	92,171	11/30/2014
Coliseum Marketplace	VA	2005	100%	98,359	1987/2005	Farm Fresh	57,662	1/31/2021
CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017
CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020
CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019
CVS at Kinderhook	NY	2007	100%	13,225	2007	CVS	13,225	1/31/2033
CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017
Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2012
East Chestnut	PA	2005	100%	21,180	1996
Elmhurst Square	VA	2006	100%	66,250	1961-1983	Food Lion	38,272	9/30/2011
Fairview Plaza	PA	2003	100%	69,579	1992	Giant Foods	59,237	2/28/2017
Fairview Commons	PA	2007	100%	59,578	1976/2003
FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	FirstMerit Bank	3,200	12/31/2011
General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014
Gold Star Plaza	PA	2006	100%	71,720	1988	Redner’s	47,329	3/16/2019
Golden Triangle	PA	2003	100%	202,943	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	1/31/2016
						Staples	24,060	5/31/2012
Groton Shopping Center	CT	2007	100%	117,986	1969	TJ Maxx	30,000	1/31/2017

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of Dec 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Halifax Plaza	PA	2003	100%	51,510	1994	Giant Foods	32,000	10/31/2019
Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner’s	56,780	6/30/2025
Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015
Huntingdon Plaza	PA	2004	100%	147,355	1972 - 2003	Peebles	22,060	1/31/2018
Jordan Lane	CT	2005	100%	181,730	1969/1991	Stop & Shop	60,632	9/30/2015
						AJ Wright	39,280	3/31/2015
Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014
Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2014
Kings Plaza	MA	2007	100%	168,243	1970/1994	Work Out World	42,997	12/31/2014
						AJ Wright	28,504	9/30/2013
						Ocean State Job Lot	20,300	5/31/2014
Kingston Plaza	NY	2006	100%	18,337	2006
LA Fitness Facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018
Lake Raystown Plaza	PA	2004	100%	145,727	1995/2010	Giant Foods	61,435	10/31/2026
Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023
Martin’s at Glen Allen	VA	2005	100%	43,000	2000	Giant Foods	43,000	2/15/2015
McCormick Place	OH	2005	100%	46,000	1995	Sam Levin Furniture	46,000	11/30/2011
Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024
Metro Square	MD	2008	100%	71,896	1999	Shoppers Food Warehouse	58,200	1/31/2030
Newport Plaza	PA	2003	100%	64,489	1996	Giant Foods	43,400	5/31/2021
Oak Ridge	VA	2006	100%	38,700	2000	Food Lion	33,000	5/31/2019
Oakland Commons	CT	2007	100%	89,850	1962/1995	Shaw’s	54,661	2/29/2016
						Bristol Ten Pin	35,189	4/30/2043
Oakland Mills	MD	2005	100%	58,224	1960’s/2004	Food Lion	43,470	11/30/2018
Palmyra Shopping Center	PA	2005	100%	112,108	1960/1995	Weis Markets	46,181	3/31/2015
Pine Grove Plaza	NJ	2003	100%	86,089	2001/2002	Peebles	24,963	1/31/2022
Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2013
						Pep Boys	20,615	2/28/2014

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of Dec 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Price Chopper Plaza	MA	2007	100%	101,824	1960’s-2004	Price Chopper	58,545	11/30/2015
Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020
River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Avalon Carpet	25,000	1/31/2012
						Pep Boys	22,000	9/30/2014
Shoppes at Salem Run	VA	2005	100%	15,100	2005
Smithfield Plaza	VA	2005-2008	100%	134,664	1987/1996	Farm Fresh	45,544	1/31/2014
						Maxway	21,600	9/30/2013
						Peebles	21,600	1/31/2015
South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally’s Total Fitness	31,000	5/31/2017
						Modell’s	20,000	1/31/2018
St. James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020
Stadium Plaza	MI	2005	100%	77,688	1960’s/2003	A&P	54,650	8/31/2022
Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014
Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016
The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop ‘n Save	52,654	10/7/2015
The Point	PA	2000	100%	250,697	1972/2001	Burlington Coat Factory	76,665	1/31/2016
						Giant Foods	58,585	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2013
The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/2005	Bon-Ton	59,925	1/25/2015
						Office Max	22,645	10/22/2012
						Dunham Sports	21,300	1/31/2016
The Shops at Suffolk Downs	MA	2005	100%	121,829	2005	Stop & Shop	74,977	9/30/2025
Timpany Plaza	MA	2007	100%	183,775	1970’s-1989	Stop & Shop	59,947	12/31/2014
						Big Lots	28,027	1/31/2014
						Gardner Theater	27,576	5/31/2014
Trexler Mall	PA	2005	100%	339,363	1973/2004	Kohl’s	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness Partners	30,594	11/30/2013
						Trexlertown Fitness Club	28,870	2/28/2015

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of Dec 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017
Valley Plaza	MD	2003	100%	190,939	1975/1994	K-Mart	95,810	9/30/2014
						Ollie’s Bargain Outlet	41,888	3/31/2016
						Tractor Supply	32,095	5/31/2015
Virginia Center Commons	VA	2005	100%	9,763	2002
Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014
Wal-Mart Center	CT	2003	100%	155,842	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2016
Washington Center Shoppes	NJ	2001	100%	157,290	1979/1995	Acme Markets	66,046	12/2/2020
						Planet Fitness	20,742	3/31/2024
West Bridgewater Plaza	MA	2007	100%	133,039	1970/2007	Shaw’s	57,315	2/28/2027
						Big Lots	25,000	1/31/2014
Yorktowne Plaza	MD	2007	100%	158,982	1970/2000	Food Lion	37,692	12/31/2020

Total Wholly-Owned Properties				7,406,259

Properties Owned in Joint Venture:
Homburg Joint Venture:
Aston Center	PA	2007	20%	55,000	2005	Giant Foods	55,000	11/30/2025
Ayr Town Center	PA	2007	20%	55,600	2005	Giant Foods	50,000	5/31/2025
Fieldstone Marketplace	MA	2005	20%	193,970	1988/2003	Shaw’s	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023
Meadows Marketplace	PA	2004	20%	91,538	2005	Giant Foods	65,507	11/30/2025
Parkway Plaza	PA	2007	20%	106,628	1998-2002	Giant Foods	66,935	12/31/2018
Pennsboro Commons	PA	2005	20%	107,384	1999	Giant Foods	68,624	8/10/2019
Scott Town Center	PA	2007	20%	67,933	2004	Giant Foods	54,333	7/31/2023
Spring Meadow Shopping Center	PA	2007	20%	67,950	2004	Giant Foods	65,000	10/31/2024
Stonehedge Square	PA	2006	20%	88,677	1990/2006	Nell’s Market	51,687	5/31/2026

				834,680

PCP Joint Venture:
New London Mall	CT	2009	40%	257,814	1967/1997 -	Shoprite	64,017	2/29/2020
					2000	Marshalls	30,354	1/31/2014
						Homegoods	25,432	1/31/2016
						Petsmart	23,500	1/31/2015
						AC Moore	20,932	3/31/2015
San Souci Plaza	MD	2009	40%	264,134	1985 - 1997/	Shoppers Food Warehouse	61,466	5/31/2020
					2007	Marshalls	27,000	9/30/2017

				521,948

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of Dec 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Joint Ventures (other):
CVS at Naugatuck	CT	2008	50%	13,225	2008	CVS	13,225	1/31/2034

Total Consolidated Joint Ventures				1,369,853

Cedar/RioCan Joint Venture:
Blue Mountain Commons	PA	2008	20%	121,145	2009	Giant Foods	97,707	10/31/2026
Columbus Crossing	PA	2003	20%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	1/31/2014
						AC Moore	22,000	9/30/2011
Creekview Plaza	PA	2010	20%	136,423	1999	Genuardi’s	48,966	12/31/2021
						Bed Bath & Beyond	25,000	1/13/2012
Cross Keys Place	NJ	2010	20%	148,173	2007	Sports Authority	42,000	1/31/2019
						Bed Bath & Beyond	35,005	1/31/2023
						AC Moore	21,305	1/31/2018
Exeter Commons	PA	2010	20%	361,321	2009/2010	Lowe’s	171,069	10/31/2029
						Giant Foods	81,715	8/31/2029
Franklin Village Plaza	MA	2004	20%	304,277	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2014
Gettysburg Marketplace	PA	2010	20%	82,784	1998	Giant Foods	66,674	11/30/2018
Loyal Plaza	PA	2002	20%	293,825	1969/2000	K-Mart	102,558	8/31/2016
						Giant Foods	66,935	10/31/2019
						Staples	20,555	11/30/2014
Malboro Crossroads	MD	2010	20%	67,975	1993	Giant Foods	60,951	6/30/2023
Monroe Marketplace	PA	2010	20%	328,013	2007/2008	Giant Food Store	76,000	10/31/2028
						Kohl’s Department Store	68,430	1/31/2029
						Dick’s Sporting Goods	51,119	1/31/2019
Montville Commons	CT	2010	20%	117,916	2006	Stop & Shop	63,000	3/1/2027
New River Valley	VA	2010	20%	164,663	2007	Best Buy	30,041	1/31/2018
						Ross Stores	30,037	1/31/2019
Northland Center	PA	2010	20%	108,260	1989	Giant Foods	65,075	10/31/2014
Pitney Road Plaza	PA	2010	20%	45,915	2009	Best Buy	45,915	1/31/2020
Shaw’s Plaza	MA	2006	20%	176,609	1968/1998	Shaw’s	60,748	2/28/2023
						Marshall’s	25,752	1/31/2013
Stop & Shop Plaza	CT	2008	20%	54,510	2006	Stop & Shop	54,510	11/30/2026
Sunset Crossing	PA	2003	20%	74,142	2002	Giant Foods	54,332	6/30/2022
Sunrise Plaza	NJ	2010	20%	248,160	2007	Home Depot	130,601	1/31/2038
						Kohl’s Department Store	96,171	10/31/2028

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of Dec 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Town Square Plaza	PA	2010	20%	127,636	2009	Giant Foods	73,327	9/30/2028
						A.C. Moore	21,600	11/15/2018
Towne Crossings	VA	2010	20%	111,016	1980/2003	Bed Bath & Beyond	40,000	1/31/2014
						Michael’s	20,000	2/28/2013
York Marketplace	PA	2010	20%	305,410	1955/1990’s	Lowe’s	125,353	1/31/2014
						Giant Foods	74,600	5/31/2019
						Office Max	23,500	2/28/2014
						Super Shoes	20,000	3/31/2019

Total Cedar/RioCan Joint Venture				3,520,339

Total Operating Portfiolio				12,296,451

Redevelopment Properties:
Oakhurst Plaza	VA	2006	100%	107,869	1980/2001
Shore Mall	NJ	2006	100%	459,098	1960/1980	Boscov’s	172,200	9/19/2018
						Burlington Coat Factory	85,000	11/30/2014
						K&G	25,000	2/28/2017
The Brickyard	CT	2004	100%	274,553	1990	Home Depot	103,003	1/31/2015
						Syms	38,000	3/31/2012
Roosevelt II	PA	2010	100%	206,000	1969/1986	GSA	206,000	10/31/2011
Townfair Center	PA	2004	100%	218,662	2002	Lowe’s Home Centers	95,173	12/31/2015
						Giant Eagle	83,821	11/30/2030
Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner’s	47,900	10/31/2015
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2012

Total Redevelopment Properties				1,507,563

Total Operating Portfolio				13,804,014

Ground-Up Developments:
Crossroads II	PA	2008	60%	133,618	2009	Giant Foods	76,415	11/30/2029
Heritage Crossing	PA	2008	60%	59,396	2009
Northside Commons	PA	2008	100%	85,300	2009	Redner’s Market	48,519	8/31/2029
Upland Square	PA	2007	60%	452,304	2009	Giant Foods	78,900	7/31/2029
						LA Fitness	42,000	2/28/2025
						Best Buy	30,000	12/31/2019
						Bed, Bath & Beyond	25,000	1/31/2020
						TJ Maxx	25,000	8/31/2019

Total Ground-Up Developments				730,618

Total Portfolio				14,534,632

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft.
As of Dec 31, 2010

			Financial statement carrying values						Gross
								Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)	occupied	leased sq. ft.
Operating Portfolio:
Academy Plaza	PA	100%	$2,406,000	$11,301,000	$13,707,000	$2,655,000	$11,052,000		152,727	80.7%	$13.10
Annie Land Plaza	VA	100%	809,000	4,068,000	4,877,000	651,000	4,226,000		42,500	97.2%	9.19
Camp Hill	PA	100%	4,424,000	60,958,000	65,382,000	9,663,000	55,719,000		472,432	98.0%	13.00
Carbondale Plaza	PA	100%	1,586,000	12,171,000	13,757,000	2,311,000	11,446,000		129,915	85.6%	6.91
Carll’s Corner	NJ	100%	2,941,000	13,948,000	16,889,000	1,716,000	15,173,000		129,582	94.5%	8.68
Carman’s Plaza	NY	100%	8,421,000	35,206,000	43,627,000	4,065,000	39,562,000		194,481	90.0%	16.48
Circle Plaza	PA	100%	546,000	2,930,000	3,476,000	271,000	3,205,000		92,171	100.0%	2.74
Coliseum Marketplace	VA	100%	3,586,000	17,167,000	20,753,000	3,367,000	17,386,000		98,359	78.0%	16.88
CVS at Bradford	PA	100%	291,000	1,482,000	1,773,000	313,000	1,460,000		10,722	100.0%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	350,000	2,035,000		10,195	100.0%	18.54
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	302,000	1,880,000		10,125	100.0%	16.50
CVS at Kinderhook	NY	100%	1,702,000	1,906,000	3,608,000	167,000	3,441,000		13,225	100.0%	20.70
CVS at Portage Trail	OH	100%	341,000	1,611,000	1,952,000	300,000	1,652,000		10,722	100.0%	13.00
Dunmore Shopping Center	PA	100%	565,000	2,245,000	2,810,000	513,000	2,297,000		101,000	66.2%	3.65
East Chestnut	PA	100%	800,000	3,702,000	4,502,000	815,000	3,687,000		21,180	100.0%	13.39
Elmhurst Square	VA	100%	1,371,000	6,240,000	7,611,000	1,048,000	6,563,000		66,250	88.5%	9.09
Fairview Plaza	PA	100%	2,129,000	8,716,000	10,845,000	1,806,000	9,039,000		69,579	100.0%	12.29
Fairview Commons	PA	100%	858,000	3,568,000	4,426,000	604,000	3,822,000		59,578	66.9%	6.67
FirstMerit Bank at Akron	OH	100%	168,000	736,000	904,000	146,000	758,000		3,200	100.0%	23.51
General Booth Plaza	VA	100%	1,935,000	9,696,000	11,631,000	2,108,000	9,523,000		73,320	93.6%	12.57
Gold Star Plaza	PA	100%	1,644,000	6,694,000	8,338,000	1,160,000	7,178,000		71,720	84.4%	9.08
Golden Triangle	PA	100%	2,320,000	19,463,000	21,783,000	4,267,000	17,516,000		202,943	97.4%	12.08
Groton Shopping Center	CT	100%	3,073,000	12,431,000	15,504,000	1,822,000	13,682,000		117,986	97.1%	10.83
Halifax Plaza	PA	100%	1,347,000	6,087,000	7,434,000	1,149,000	6,285,000		51,510	98.3%	11.89
Hamburg Commons	PA	100%	1,153,000	9,896,000	11,049,000	1,523,000	9,526,000		99,580	93.5%	6.14
Hannaford Plaza	MA	100%	1,874,000	8,910,000	10,784,000	1,418,000	9,366,000		102,459	98.2%	8.11
Huntingdon Plaza	PA	100%	933,000	5,939,000	6,872,000	884,000	5,988,000		147,355	52.8%	7.00
Jordan Lane	CT	100%	4,291,000	22,137,000	26,428,000	4,018,000	22,410,000		181,730	97.7%	10.31
Kempsville Crossing	VA	100%	2,207,000	11,140,000	13,347,000	2,548,000	10,799,000		94,477	98.7%	11.02
Kenley Village	MD	100%	726,000	3,557,000	4,283,000	1,031,000	3,252,000		51,894	95.0%	8.04
Kings Plaza	MA	100%	2,408,000	12,923,000	15,331,000	1,703,000	13,628,000		168,243	95.2%	6.03
Kingston Plaza	NY	100%	2,891,000	2,344,000	5,235,000	244,000	4,991,000		18,337	100.0%	26.76
LA Fitness Facility	PA	100%	2,462,000	5,176,000	7,638,000	1,022,000	6,616,000		41,000	100.0%	19.90
Lake Raystown Plaza	PA	100%	2,231,000	13,228,000	15,459,000	2,457,000	13,002,000		145,727	89.3%	12.43
Liberty Marketplace	PA	100%	2,695,000	12,883,000	15,578,000	2,103,000	13,475,000		68,200	89.4%	17.50
Martin’s at Glen Allen	VA	100%	5,367,000	2,088,000	7,455,000	447,000	7,008,000		43,000	100.0%	9.73
McCormick Place	OH	100%	849,000	4,064,000	4,913,000	1,037,000	3,876,000		46,000	100.0%	8.50
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	1,804,000	13,064,000		51,500	100.0%	21.78
Metro Square	MD	100%	5,250,000	9,911,000	15,161,000	727,000	14,434,000		71,896	100.0%	18.50
Newport Plaza	PA	100%	1,682,000	8,134,000	9,816,000	1,428,000	8,388,000		64,489	100.0%	10.97
Oak Ridge	VA	100%	960,000	4,281,000	5,241,000	566,000	4,675,000		38,700	100.0%	10.52
Oakland Commons	CT	100%	2,504,000	15,137,000	17,641,000	1,796,000	15,845,000		89,850	100.0%	10.71
Oakland Mills	MD	100%	1,611,000	6,324,000	7,935,000	1,337,000	6,598,000		58,224	100.0%	13.15
Palmyra Shopping Center	PA	100%	1,488,000	7,089,000	8,577,000	1,467,000	7,110,000		112,108	83.1%	5.30
Pine Grove Plaza	NJ	100%	2,010,000	6,613,000	8,623,000	1,276,000	7,347,000		86,089	100.0%	10.52
Port Richmond Village	PA	100%	2,843,000	12,565,000	15,408,000	2,957,000	12,451,000		154,908	99.4%	13.14
Price Chopper Plaza	MA	100%	4,082,000	17,310,000	21,392,000	1,833,000	19,559,000		101,824	88.4%	11.29
Rite Aid at Massillon	OH	100%	442,000	2,020,000	2,462,000	342,000	2,120,000		10,125	100.0%	18.99
River View Plaza I, II and III	PA	100%	9,718,000	44,331,000	54,049,000	8,756,000	45,293,000		244,225	88.2%	18.34
Shoppes at Salem Run	VA	100%	1,076,000	4,265,000	5,341,000	620,000	4,721,000		15,100	39.7%	25.65
Smithfield Plaza	VA	100%	2,919,000	13,017,000	15,936,000	1,872,000	14,064,000		134,664	96.4%	9.33

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of Dec 31, 2010

			Financial statement carrying values						Gross
								Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)	occupied	leased sq. ft.

South Philadelphia	PA	100%	8,222,000	38,846,000	47,068,000	9,067,000	38,001,000		283,415	82.3%	13.70
St. James Square	MD	100%	688,000	4,446,000	5,134,000	984,000	4,150,000		39,903	96.2%	11.39
Stadium Plaza	MI	100%	2,443,000	9,813,000	12,256,000	1,609,000	10,647,000		77,688	100.0%	15.28
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	1,644,000	6,994,000		67,216	100.0%	9.40
Swede Square	PA	100%	2,272,000	10,945,000	13,217,000	2,696,000	10,521,000		98,792	95.7%	14.46
The Commons	PA	100%	3,098,000	15,178,000	18,276,000	3,432,000	14,844,000		175,121	90.3%	10.25
The Point	PA	100%	2,996,000	23,858,000	26,854,000	5,212,000	21,642,000		250,697	92.6%	12.67
The Point at Carlisle Plaza	PA	100%	2,233,000	11,448,000	13,681,000	2,580,000	11,101,000		182,859	88.1%	6.87
The Shops at Suffolk Downs	MA	100%	7,580,000	19,637,000	27,217,000	2,002,000	25,215,000		121,829	92.4%	12.53
Timpany Plaza	MA	100%	3,368,000	19,333,000	22,701,000	2,423,000	20,278,000		183,775	91.8%	6.31
Trexler Mall	PA	100%	6,932,000	36,713,000	43,645,000	5,681,000	37,964,000		339,363	98.5%	8.79
Ukrop’s at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	1,895,000	14,076,000		63,000	100.0%	17.42
Valley Plaza	MD	100%	1,950,000	8,524,000	10,474,000	1,595,000	8,879,000		190,939	100.0%	4.94
Virginia Center Commons	VA	100%	992,000	3,863,000	4,855,000	677,000	4,178,000		9,763	100.0%	34.56
Virginia Little Creek	VA	100%	1,639,000	8,350,000	9,989,000	1,746,000	8,243,000		69,620	100.0%	11.00
Wal-Mart Center	CT	100%	—	11,862,000	11,862,000	2,183,000	9,679,000		155,842	98.7%	6.62
Washington Center Shoppes	NJ	100%	2,000,000	11,103,000	13,103,000	2,650,000	10,453,000		157,290	93.5%	9.00
West Bridgewater Plaza	MA	100%	2,669,000	14,235,000	16,904,000	1,544,000	15,360,000		133,039	90.8%	9.28
Yorktowne Plaza	MD	100%	5,874,000	25,792,000	31,666,000	3,395,000	28,271,000		158,982	94.5%	13.60

Total Wholly-Owned Properties			173,032,000	817,457,000	990,489,000	141,800,000	848,689,000		7,406,259	92.4%	11.08

Homburg Joint Venture:
Aston Center	PA	20%	4,319,000	17,082,000	21,401,000	1,776,000	19,625,000		55,000	100.0%	25.45
Ayr Town Center	PA	20%	2,442,000	9,750,000	12,192,000	1,138,000	11,054,000		55,600	94.2%	16.06
Fieldstone Marketplace	MA	20%	5,167,000	22,056,000	27,223,000	3,840,000	23,383,000		193,970	97.9%	11.24
Meadows Marketplace	PA	20%	1,914,000	11,390,000	13,304,000	1,388,000	11,916,000		91,538	97.2%	15.51
Parkway Plaza	PA	20%	4,647,000	19,890,000	24,537,000	2,436,000	22,101,000		106,628	98.0%	15.22
Pennsboro Commons	PA	20%	3,608,000	14,298,000	17,906,000	2,558,000	15,348,000		107,384	93.2%	14.68
Scott Town Center	PA	20%	2,959,000	11,801,000	14,760,000	1,415,000	13,345,000		67,933	94.1%	18.12
Spring Meadow Shopping Center	PA	20%	4,112,000	16,429,000	20,541,000	1,798,000	18,743,000		67,950	100.0%	20.95
Stonehedge Square	PA	20%	2,698,000	11,774,000	14,472,000	1,864,000	12,608,000		88,677	97.1%	11.68

			31,866,000	134,470,000	166,336,000	18,213,000	148,123,000		834,680	96.9%	15.34

PCP Joint Venture:
New London Mall	CT	40%	8,827,000	31,934,000	40,761,000	2,900,000	37,861,000		257,814	97.5%	13.50
San Souci Plaza	MD	40%	13,374,000	21,246,000	34,620,000	2,888,000	31,732,000		264,134	87.9%	10.18

			22,201,000	53,180,000	75,381,000	5,788,000	69,593,000		521,948	92.6%	11.91

Other:
CVS at Naugatuck	CT	50%	—	2,825,000	2,825,000	152,000	2,673,000		13,225	100.0%	35.01

Total Consolidated Joint Ventures			54,067,000	190,475,000	244,542,000	24,153,000	220,389,000		1,369,853	95.3%	14.26

Cedar/RioCan Joint Venture:
Blue Mountain Commons	PA	20%	—	—	—	—	—	$30,915,000	121,145	90.3%	26.15
Columbus Crossing	PA	20%	—	—	—	—	—	25,432,000	142,166	100.0%	16.32
Creekview Plaza	PA	20%	—	—	—	—	—	26,781,000	136,423	100.0%	15.20
Cross Keys Place	NJ	20%	—	—	—	—	—	25,482,000	148,173	100.0%	16.26
Exeter Commons	PA	20%	—	—	—	—	—	52,135,000	361,321	97.9%	12.84
Franklin Village Plaza	MA	20%	—	—	—	—	—	53,492,000	304,277	91.7%	20.06
Gettysburg Marketplace	PA	20%	—	—	—	—	—	19,618,000	82,784	98.9%	19.77
Loyal Plaza	PA	20%	—	—	—	—	—	34,235,000	293,825	99.1%	8.02
Malboro Crossroads	MD	20%	—	—	—	—	—	11,188,000	67,975	100.0%	14.99
Monroe Marketplace	PA	20%	—	—	—	—	—	43,722,000	328,013	97.9%	10.34
Montville Commons	CT	20%	—	—	—	—	—	18,773,000	117,916	95.3%	15.42
New River Valley	VA	20%	—	—	—	—	—	27,392,000	164,663	100.0%	14.37
Northland Center	PA	20%	—	—	—	—	—	10,079,000	108,260	85.2%	10.15
Pitney Road Plaza	PA	20%	—	—	—	—	—	10,865,000	45,915	100.0%	19.75
Shaw’s Plaza	MA	20%	—	—	—	—	—	22,347,000	176,609	96.4%	11.27
Stop & Shop Plaza	CT	20%	—	—	—	—	—	7,353,000	54,510	100.0%	15.59
Sunset Crossing	PA	20%	—	—	—	—	—	9,454,000	74,142	91.9%	14.42
Sunrise Plaza	NJ	20%	—	—	—	—	—	28,716,000	248,160	100.0%	7.79
Town Square Plaza	PA	20%	—	—	—	—	—	17,528,000	127,636	100.0%	13.00
Towne Crossings	VA	20%	—	—	—	—	—	18,667,000	111,016	92.6%	15.51
York Marketplace	PA	20%	—	—	—	—	—	30,274,000	305,410	97.0%	8.79

Total Cedar/RioCan Joint Venture			—	—	—	—	—	524,448,000	3,520,339	97.0%	13.35

Total Operating Properties			227,099,000	1,007,932,000	1,235,031,000	165,953,000	1,069,078,000	524,448,000	12,296,451	94.0%	12.11

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of Dec 31, 2010

			Financial statement carrying values						Gross
								Managed	leasable			Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area		Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)		occupied	leased sq. ft.

Redevelopment Properties:
Oakhurst Plaza	PA	100%	4,539,000	18,195,000	22,734,000	2,571,000	20,163,000	—	107,869		34.8%	23.70
Shore Mall	NJ	100%	7,179,000	42,897,000	50,076,000	6,538,000	43,538,000	—	459,098		90.7%	8.49
The Brickyard	CT	100%	6,465,000	28,547,000	35,012,000	5,672,000	29,340,000	—	274,553		60.0%	8.65
Roosevelt II	PA	100%	2,675,000	10,700,000	13,375,000	45,000	13,330,000	—	206,000		100.0%	12.12
Townfair Center	PA	100%	3,022,000	20,867,000	23,889,000	2,568,000	21,321,000	—	218,662		95.4%	8.67
Trexlertown Plaza	PA	100%	5,262,000	27,623,000	32,885,000	3,126,000	29,759,000	—	241,381		71.4%	10.87

Total Redevelopment Properties			29,142,000	148,829,000	177,971,000	20,520,000	157,451,000	—	1,507,563		80.0%	9.98

Total Operating Portfolio			256,241,000	1,156,761,000	1,413,002,000	186,473,000	1,226,529,000	524,448,000	13,804,014		92.5%	$11.91

Ground-Up Developments:
Crossroads II	PA	60%	17,671,000	24,915,000	42,586,000	730,000	41,856,000	—	133,618		83.9%	$19.54
Heritage Crossing	PA	60%	5,066,000	6,054,000	11,120,000	240,000	10,880,000	—	59,396		40.7%	23.92
Northside Commons	PA	100%	3,379,000	9,942,000	13,321,000	297,000	13,024,000	—	85,300		72.9%	9.87
Upland Square	PA	60%	27,454,000	58,365,000	85,819,000	1,721,000	84,098,000	—	452,304		61.6%	16.03

Total Ground-Up Developments			53,570,000	99,276,000	152,846,000	2,988,000	149,858,000	—	730,618

Total Portfolio			309,811,000	1,256,037,000	1,565,848,000	189,461,000	1,376,387,000	524,448,000	14,534,632

Land for Held For Future Expansion and/or Development:
Halifax Commons	PA	100%	872,000	367,000	1,239,000	—	1,239,000	—	4.37	acres
Halifax Plaza	PA	100%	1,503,000	1,226,000	2,729,000	—	2,729,000	—	12.83	acres
Liberty Marketplace	PA	100%	1,564,000	35,000	1,599,000	—	1,599,000	—	15.51	acres
Oregon Pike	PA	100%	2,283,000	80,000	2,363,000	—	2,363,000	—	11.20	acres
Shore Mall	NJ	100%	2,018,000	276,000	2,294,000	—	2,294,000	—	50.00	acres
The Brickyard	CT	100%	1,183,000	181,000	1,364,000	—	1,364,000	—	1.95	acres
Trexlertown Plaza	PA	100%	8,089,000	2,277,000	10,366,000	—	10,366,000	—	37.28	acres
Trindle Spring	NY	100%	1,148,000	272,000	1,420,000	—	1,420,000	—	2.10	acres
Wyoming	MI	100%	360,000	—	360,000	—	360,000	—	12.32	acres
Various projects in progress	N/A	100%	—	1,728,000	1,728,000	—	1,728,000	—	—	acres

Total Land for Held For Future Expansion and/or Development:			19,020,000	6,442,000	25,462,000	—	25,462,000	—	147.55	acres

Total Carrying Value			$328,831,000	$1,262,479,000	$1,591,310,000	$189,461,000	$1,401,849,000	$524,448,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of Dec 31, 2010

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Dec 31,	Dec 31,	Int.	Dec 31,	Dec 31,
Property	Owned	Date	rate	2010	2009	rate	2010	2009
Fixed-rate mortgages:
Academy Plaza	100%	Mar 2013	7.3%	$9,139,000	$9,365,000	7.3%	$9,139,000	$9,365,000
Camp Hill Shopping Center	100%	Jan 2017	5.5%	65,000,000	65,000,000	5.5%	65,000,000	65,000,000
Carbondale Plaza	100%	May 2015	6.4%	4,951,000	—	6.4%	4,951,000	—
Carll’s Corner	100%	Nov 2012	5.6%	5,786,000	5,908,000	5.6%	5,786,000	5,908,000
Carman’s Plaza	100%	Oct 2016	6.3%	33,368,000	33,345,000	6.2%	33,500,000	33,500,000
Coliseum Marketplace	100%	Jul 2014	5.2%	11,970,000	12,228,000	6.1%	11,642,000	11,803,000
Crossroads II	60%	Jan 2010	7.1%	—	900,000	7.1%	—	900,000
Crossroads II	60%	Jan 2010	8.5%	—	425,000	8.5%	—	425,000
CVS at Bradford	100%	Mar 2017	5.2%	684,000	775,000	7.1%	649,000	729,000
CVS at Celina	100%	Jan 2020	5.2%	1,322,000	1,429,000	7.5%	1,210,000	1,295,000
CVS at Erie	100%	Nov 2018	5.2%	1,013,000	1,114,000	7.1%	950,000	1,036,000
CVS at Kinderhook	100%	Jul 2019	5.3%	2,429,000	2,480,000	5.3%	2,429,000	2,480,000
CVS at Portage Trail	100%	Aug 2017	5.0%	750,000	843,000	7.8%	694,000	771,000
East Chestnut	100%	Apr 2018	7.4%	1,882,000	1,989,000	5.2%	1,704,000	1,778,000
Elmhurst Square Shopping Center	100%	Dec 2014	5.4%	3,970,000	4,045,000	5.4%	3,970,000	4,045,000
Fairview Plaza	100%	Feb 2013	5.7%	5,370,000	5,479,000	5.7%	5,370,000	5,479,000
General Booth Plaza	100%	Aug 2013	5.2%	5,275,000	5,409,000	6.1%	5,166,000	5,257,000
Gold Star Plaza	100%	May 2019	6.0%	2,219,000	2,417,000	7.3%	2,123,000	2,300,000
Golden Triangle	100%	Feb 2018	6.0%	20,702,000	20,999,000	6.0%	20,702,000	20,999,000
Groton Shopping Center	100%	Oct 2015	6.2%	11,522,000	11,622,000	5.3%	11,843,000	12,013,000
Halifax Plaza	100%	Feb 2010	6.8%	—	3,324,000	6.8%	—	3,324,000
Halifax Plaza	100%	Apr 2020	6.3%	4,252,000	—	6.3%	4,252,000	—
Hamburg Commons	100%	Oct 2016	6.1%	5,101,000	5,180,000	6.1%	5,101,000	5,180,000
Jordan Lane	100%	Dec 2015	5.5%	12,860,000	13,080,000	5.5%	12,860,000	13,080,000
Kempsville Crossing	100%	Aug 2013	5.2%	5,964,000	6,122,000	6.1%	5,841,000	5,950,000
King’s Plaza	100%	Jul 2014	6.0%	7,678,000	7,811,000	6.0%	7,678,000	7,811,000
Kingston Plaza	100%	Jul 2019	5.3%	3,128,000	3,194,000	5.3%	3,128,000	3,194,000
Kingston Plaza	100%	Jul 2019	5.3%	522,000	533,000	5.3%	522,000	533,000
LA Fitness Facility	100%	Jan 2013	5.4%	5,666,000	5,790,000	5.4%	5,666,000	5,790,000
Liberty Marketplace	100%	Jul 2014	5.2%	9,112,000	9,373,000	6.1%	8,865,000	9,052,000
McCormick Place	100%	Aug 2017	6.1%	2,587,000	2,621,000	6.1%	2,587,000	2,621,000
Mechanicsburg Giant	100%	Nov 2014	5.2%	9,378,000	9,667,000	5.5%	9,274,000	9,533,000
Metro Square	100%	Nov 2029	7.5%	8,964,000	9,162,000	7.5%	8,964,000	9,162,000
Newport Plaza	100%	Feb 2010	6.8%	—	4,338,000	6.8%	—	4,338,000
Newport Plaza	100%	Jan 2015	6.0%	5,583,000	—	6.0%	5,583,000	—
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,406,000	3,459,000	5.5%	3,406,000	3,459,000
Oakland Mills	100%	Jan 2016	5.5%	4,835,000	4,918,000	5.5%	4,835,000	4,918,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,688,000	5,797,000	5.0%	5,688,000	5,797,000
Port Richmond Village	100%	Aug 2013	6.5%	14,428,000	14,683,000	6.5%	14,428,000	14,683,000
Rite Aid at Massillon	100%	Jan 2020	5.0%	1,329,000	1,437,000	7.7%	1,200,000	1,283,000
Roosevelt II	100%	Mar 2012	6.5%	12,940,000	—	6.5%	12,940,000	—
Shore Mall	100%	Dec 2024	8.0%	229,000	243,000	8.0%	152,000	157,000
Smithfield Plaza	100%	Aug 2013	5.2%	3,387,000	3,467,000	6.1%	3,317,000	3,368,000
Smithfield Plaza	100%	May 2016	6.6%	6,877,000	6,938,000	6.2%	6,976,000	7,057,000
Suffolk Plaza	100%	Aug 2013	5.2%	4,488,000	4,617,000	6.1%	4,395,000	4,488,000
Swede Square	100%	Nov 2020	5.5%	10,588,000	—	5.5%	10,588,000	—
The Point	100%	Sep 2012	7.6%	16,807,000	17,298,000	7.6%	16,807,000	17,298,000
Timpany Plaza	100%	Jan 2014	5.6%	8,190,000	8,377,000	6.1%	8,067,000	8,211,000
Trexler Mall	100%	May 2014	5.4%	21,093,000	21,526,000	5.5%	20,993,000	21,395,000
Virginia Little Creek	100%	Aug 2013	5.2%	4,779,000	4,904,000	6.1%	4,680,000	4,766,000
Virginia Little Creek	100%	Sep 2021	5.2%	416,000	444,000	8.0%	367,000	387,000
Wal-Mart Center	100%	Nov 2014	5.1%	5,690,000	5,795,000	5.1%	5,690,000	5,795,000
Washington Center Shoppes	100%	Dec 2012	5.9%	8,452,000	8,575,000	5.9%	8,452,000	8,575,000
West Bridgewater	100%	Sep 2016	6.5%	10,776,000	10,885,000	6.2%	10,848,000	10,970,000
Yorktowne Plaza	100%	Jul 2014	6.1%	20,073,000	20,418,000	6.0%	20,092,000	20,441,000
Various land parcels	100%	Jul 2010	5.5%	—	3,000,000	5.5%	—	3,000,000

				432,618,000	412,748,000		431,070,000	410,699,000

Homburg Joint Venture:
Aston Center	20%	Nov 2015	5.5%	12,561,000	12,802,000	5.9%	12,358,000	12,556,000
Ayr Town Center	20%	Jun 2015	5.5%	7,093,000	7,225,000	5.6%	7,056,000	7,178,000
Fieldstone Marketplace	20%	Jul 2014	5.4%	18,281,000	18,647,000	6.0%	17,945,000	18,210,000
Meadows Marketplace	20%	Nov 2016	5.6%	10,172,000	10,333,000	5.6%	10,172,000	10,333,000
Parkway Plaza	20%	May 2017	5.5%	14,300,000	14,300,000	5.5%	14,300,000	14,300,000
Pennsboro Commons	20%	Mar 2016	5.5%	10,769,000	10,949,000	5.5%	10,769,000	10,949,000
Scott Town Center	20%	Aug 2015	5.5%	8,538,000	8,669,000	4.9%	8,697,000	8,865,000
Spring Meadow Shoppping Center	20%	Nov 2014	5.5%	12,441,000	12,698,000	5.9%	12,279,000	12,493,000
Stonehedge Square	20%	Jul 2017	6.2%	8,700,000	8,700,000	6.2%	8,700,000	8,700,000

				102,855,000	104,323,000		102,276,000	103,584,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of Dec 31, 2010

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Dec 31,	Dec 31,	Int.	Dec 31,	Dec 31,
Property	Owned	Date	rate	2010	2009	rate	2010	2009

PCP Joint Venture:
New London Mall	40%	Apr 2015	6.1%	26,087,000	26,009,000	4.9%	27,365,000	27,365,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000	27,200,000	6.2%	27,200,000	27,200,000

				53,287,000	53,209,000		54,565,000	54,565,000
Other:
CVS at Naugatuck	50%	Nov 2019	5.3%	2,402,000	2,450,000	5.3%	2,402,000	2,450,000

Total Consolidated Joint Ventures				158,544,000	159,982,000		159,243,000	160,599,000

Total fixed-rate mortgages		4.9 years	5.9%	591,162,000	572,730,000		590,313,000	571,298,000

		[weighted average]
Variable-rate mortgages:
Shore Mall	100%	Sep 2011	5.9%	20,991,000	21,000,000
Upland Square	60%	Sep 2011	2.5%	62,577,000	61,181,000

Total variable-rate mortgages		0.7 years	3.4%	83,568,000	82,181,000

		[weighted average]
Total mortgages		4.4 years	5.5%	674,730,000	654,911,000

		[weighted average]

Secured revolving credit facilties:
Stabilized property facility	100%	Jan 2012	5.5%	29,535,000	187,985,000
Development property facility(a)	100%	Jun 2011	2.5%	103,062,000	69,700,000

		0.6 years	3.2%	132,597,000	257,685,000

		[weighted average]

Total debt		3.8 years	5.2%	$807,327,000	$912,596,000

		[weighted average]
Pro rata share of consolidated debt				$691,870,000	$796,015,000

Mortgage loans payable — Cedar/RioCan joint venture:
Blue Mountain Commons	20%	Jul 2015	5.0%	$17,646,000	$—
Columbus Crossing	20%	Jun 2014	6.8%	16,815,000	16,880,000
Creekview Plaza	20%	Oct 2015	4.8%	14,398,000	—
Cross Keys Place	20%	Dec 2020	5.1%	14,600,000	—
Exeter Commons	20%	Aug 2020	5.3%	29,863,000	—
Franklin Village	20%	Nov 2011	4.8%	42,988,000	43,500,000
Gettysburg Marketplace	20%	Dec 2020	5.0%	10,918,000	—
Loyal Plaza	20%	Jun 2011	7.2%	12,456,000	12,615,000
Marlboro Crossroads	20%	Dec 2020	5.1%	6,875,000	—
Monroe Marketplace	20%	Oct 2015	4.8%	23,040,000	—
New River Valley	20%	Oct 2015	4.8%	15,127,000	—
Northland Center	20%	Dec 2020	5.0%	6,298,000	—
Pitney Road Valley	20%	Oct 2015	4.8%	6,070,000	—
Shaw’s Plaza	20%	Mar 2014	6.0%	13,958,000	14,023,000
Stop & Shop Plaza	20%	Apr 2017	6.2%	6,992,000	7,000,000
Sunset Crossing	20%	Jul 2015	5.0%	4,231,000	—
Sunrise Plaza	20%	Oct 2015	4.8%	13,695,000	—
Town Square Plaza	20%	Jul 2015	5.0%	10,922,000	—
Towne Crossings	20%	Dec 2020	5.0%	10,450,000	—
York Marketplace	20%	Dec 2020	5.0%	16,060,000	—

Total mortgages loans payable — Cedar/RioCan joint venture				$293,402,000	$94,018,000

Pro rata share of total debt (managed properties)				$750,550,000	$814,819,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of Dec 31, 2010

Consolidated Properties
Maturity	Pro rata share of		Pro rata share of			Secured
schedule	Scheduled Amortization		Ballon Payments			revolving
by year	Company	JV Partners	Company		JV Partners	credit facilities (a)	Total

2011	$7,632,000	$1,081,000	$83,577,000		$—	$103,062,000	$195,352,000
2012	8,425,000	1,247,000	42,374,000	(b)	—	29,535,000	81,581,000
2013	7,444,000	1,441,000	54,945,000		—	—	63,830,000
2014	5,884,000	1,312,000	89,422,000		22,571,000	—	119,189,000
2015	4,576,000	952,000	61,475,000		36,783,000	—	103,786,000
2016	3,776,000	486,000	73,452,000		31,275,000	—	108,989,000
2017	2,450,000	151,000	67,072,000		17,184,000	—	86,857,000
2018	1,843,000	41,000	18,972,000		—	—	20,856,000
2019	1,421,000	41,000	5,630,000		892,000	—	7,984,000
2020	740,000	—	12,169,000		—	—	12,909,000
Thereafter	5,505,000	—	489,000		—	—	5,994,000

	$49,696,000	$6,752,000	$509,577,000		$108,705,000	$132,597,000	$807,327,000

Cedar/RioCan Joint Venture
Maturity	Pro rata share of		Pro rata share of		Secured
schedule	Scheduled Amortization		Ballon Payments		revolving
by year	Company	JV Partner	Company	JV Partner	credit facilities (a)	Total

2011	$592,000	$2,369,000	$11,157,000	$44,629,000	$—	$58,747,000
2012	688,000	2,754,000	—	—	—	3,442,000
2013	730,000	2,918,000	—	—	—	3,648,000
2014	729,000	2,918,000	5,941,000	23,763,000	—	33,351,000
2015	608,000	2,434,000	19,411,000	77,642,000	—	100,095,000
2016	366,000	1,465,000	—	—	—	1,831,000
2017	370,000	1,478,000	1,271,000	5,085,000	—	8,204,000
2018	383,000	1,530,000	—	—	—	1,913,000
2019	403,000	1,611,000	—	—	—	2,014,000
2020	273,000	1,091,000	15,758,000	63,035,000	—	80,157,000
Thereafter					—	—

	$5,142,000	$20,568,000	$53,538,000	$214,154,000	$—	$293,402,000

Total Consolidated and Unconsolidated (Managed Properties)
Maturity	Pro rata share of		Pro rata share of			Secured
schedule	Scheduled Amortization		Ballon Payments			revolving
by year	Company	JV Partners	Company		JV Partners	credit facilities (a)	Total
2011	$8,224,000	$3,450,000	$94,734,000		$44,629,000	$103,062,000	$254,099,000
2012	9,113,000	4,001,000	42,374,000	(b)	—	29,535,000	85,023,000
2013	8,174,000	4,359,000	54,945,000		—	—	67,478,000
2014	6,613,000	4,230,000	95,363,000		46,334,000	—	152,540,000
2015	5,184,000	3,386,000	80,886,000		114,425,000	—	203,881,000
2016	4,142,000	1,951,000	73,452,000		31,275,000	—	110,820,000
2017	2,820,000	1,629,000	68,343,000		22,269,000	—	95,061,000
2018	2,226,000	1,571,000	18,972,000		—	—	22,769,000
2019	1,824,000	1,652,000	5,630,000		892,000	—	9,998,000
2020	1,013,000	1,091,000	27,927,000		63,035,000	—	93,066,000
Thereafter	5,505,000	—	489,000		—	—	5,994,000

	$54,838,000	$27,320,000	$563,115,000		$322,859,000	$132,597,000	$1,100,729,000

(a)
The Company has the option to extend the stabilized property and development property credit facilities, which are due in January 2012 and June 2011, respectively, for one year beyond those respective dates.

(b)	Incudes $62,577,000 of property-specific construction financing due in September 2011 as to which the Company has a one-year extension option.

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Balance Sheet Information

			Mortgage
	Partners’	Real estate,	loans	Other assets/	Equity (a)
	percent	net	payable	liabilities,	Partners	Cedar (b)	Total
		As of Dec 31, 2010
Consolidated
Homburg	80%	$148,124,171	$(102,854,533)	$6,794,296	$51,045,013	$1,018,920	$52,063,933
PCP (c)	60%	69,593,133	(53,286,721)	(2,517,147)	8,239,944	5,549,321	13,789,265
Fameco I (e)	40%	84,098,391	(62,576,677)	4,480,970	1,048,000	24,954,684	26,002,684
Fameco II (f)	40%	41,856,342	—	(6,021,639)	—	35,834,704	35,834,704
Hirshland (g)	40%	10,879,740	—	2,340,226	(81,472)	13,301,438	13,219,966
Other	50%	2,672,971	(2,402,025)	196,089	51,947	415,088	467,035

		357,224,748	(221,119,957)	5,272,796	60,303,433	81,074,155	141,377,587
Held for Sale
WP Realty (d)	25%	9,500,000	—	227,951	1,745,835	7,982,116	9,727,951

		$366,724,748	$(221,119,957)	$5,500,747	$62,049,268	$89,056,270	$151,105,538

Unconsolidated
Cedar/RioCan (h)	80%	$524,447,542	$(293,399,838)	(3,189,767)	$181,239,408	$46,618,529	$227,857,937

		As of Sep 30, 2010
Consolidated
Homburg	80%	$148,684,767	$(103,231,740)	$7,111,145	$51,499,952	$1,064,220	$52,564,172
PCP (c)	60%	70,465,928	(53,210,898)	(2,573,649)	8,764,044	5,917,336	14,681,381
Fameco I (e)	40%	83,052,603	(62,576,677)	5,304,809	1,048,000	24,732,734	25,780,734
Fameco II (f)	40%	41,920,446	—	(6,473,275)	—	35,447,172	35,447,172
Hirshland (g)	40%	10,944,986	—	2,335,041	(81,472)	13,361,499	13,280,028
Other	50%	2,690,626	(2,415,273)	241,353	68,578	448,128	516,706

		376,808,927	(221,434,588)	5,297,150	65,237,391	95,434,097	160,671,489
Held for Sale
WP Realty (d)	25%	19,049,571	—	(648,275)	3,938,288	14,463,008	18,401,296

		$395,858,499	$(221,434,588)	$4,648,875	$69,175,680	$109,897,105	$179,072,785

Unconsolidated
Cedar/RioCan (h)	80%	$399,325,143	$(228,805,858)	9,909,439	$142,244,640	$38,184,084	$180,428,724

		As of Jun 30, 2010
Consolidated
Homburg	80%	$149,680,832	$(103,591,953)	$7,503,955	$52,393,045	$1,199,789	$53,592,834
PCP (c)	60%	71,631,534	(53,134,532)	(2,511,195)	9,548,936	6,436,871	15,985,807
Fameco I (e)	40%	83,214,297	(62,546,782)	4,751,025	1,048,000	24,370,539	25,418,539
Fameco II (f)	40%	41,849,185	—	(7,153,243)	—	34,695,942	34,695,942
Hirshland (g)	40%	10,836,209	—	2,241,243	(81,472)	13,158,924	13,077,453
Other	50%	2,708,282	(2,427,993)	250,767	73,561	457,495	531,056

		379,056,419	(221,701,261)	4,191,489	66,957,172	94,589,475	161,546,647
Held for Sale
WP Realty (d)	25%	19,136,079	—	(891,063)	3,975,103	14,269,914	18,245,017

		$398,192,498	$(221,701,261)	$3,300,427	$70,932,275	$108,859,389	$179,791,664

Unconsolidated
Cedar/RioCan (h)	80%	$195,179,001	$(93,339,964)	6,740,006	$87,109,960	$21,469,083	$108,579,043

		As of March 31, 2010
Consolidated
Homburg	80%	$150,542,032	$(103,947,265)	$6,394,163	$52,047,391	$941,539	$52,988,929
PCP (c)	60%	70,766,816	(53,228,308)	183,347	10,382,428	7,339,427	17,721,855
Fameco I (e)	40%	83,337,257	(62,269,919)	4,064,329	1,048,000	24,083,667	25,131,667
Fameco II (f)	40%	41,372,049	—	(6,961,172)	—	34,410,878	34,410,878
Hirshland (g)	40%	10,712,274	—	2,176,940	(81,472)	12,970,685	12,889,213
Other	50%	2,725,938	(2,440,539)	1,071,143	310,007	1,046,535	1,356,542

		378,681,307	(221,886,031)	6,015,368	67,703,827	95,106,816	162,810,644
Held for Sale
WP Realty (d)	25%	19,224,941	—	(913,381)	3,997,473	14,314,087	18,311,559

		$397,906,248	$(221,886,031)	$5,101,987	$71,701,300	$109,420,903	$181,122,203

Unconsolidated
Cedar/RioCan (h)	80%	$139,246,683	$(60,308,603)	10,465,285	$71,380,829	$18,022,536	$89,403,365

		As of December 31, 2009
Consolidated
Homburg	80%	$151,553,929	$(104,322,664)	$5,319,807	$51,628,864	$922,208	$52,551,072
PCP (c)	60%	71,227,029	(53,162,425)	(445,482)	10,285,730	7,333,393	17,619,123
Fameco I (e)	40%	83,858,133	(61,181,294)	2,782,406	1,048,000	24,411,245	25,459,245
Fameco II (f)	40%	40,387,784	(1,325,000)	(7,872,678)	—	31,190,106	31,190,106
Hirshland (g)	40%	10,611,487	—	2,063,052	(81,472)	12,756,011	12,674,540
Other	50%	2,743,593	(2,450,000)	1,112,585	309,358	1,096,820	1,406,178

		360,381,956	(222,441,384)	2,959,690	63,190,481	77,709,782	140,900,263
Held for Sale
WP Realty (d)	25%	19,334,674	—	(881,012)	4,037,521	14,416,141	18,453,662

		$379,716,630	$(222,441,384)	$2,078,678	$67,228,002	$92,125,923	$159,353,925

Unconsolidated
Cedar/RioCan (h)	80%	$41,130,809	$—	2,045,016	$34,537,683	$8,638,142	$43,175,825

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Income Statement Information

		Property-level operations							Share of property
	Partners’		Operating	Cedar	Net Operat-	Depreciation/	Non-op	Net income	net income (loss) (a)
	percent	Revenues	expenses	mgt. Fees	ing income	amortization	inc/exp (i)	(loss)	Partners	Cedar (b)
		Three months ended Dec 31, 2010
Consolidated
Homburg	80%	$4,220,261	$778,987	$168,596	$3,272,677	$1,063,708	$1,485,962	$723,008	$354,596	$368,412
PCP (c)	60%	2,019,341	500,703	56,803	1,461,835	909,002	864,493	(311,660)	(186,996)	(124,664)
Fameco I (e)	40%	1,513,015	513,883	25,090	974,041	387,375	652,994	(66,327)	—	(66,327)
Fameco II (f)	40%	672,939	134,298	—	538,642	170,039	—	368,602	—	368,602
Hirshland (g)	40%	184,642	48,477	—	136,165	46,960	—	89,205	—	89,205
Other	50%	107,785	54,403	3,789	49,593	17,656	33,041	(1,104)	(558)	(547)

		8,717,983	2,030,751	254,279	6,432,953	2,594,740	3,036,489	801,723	167,042	634,681
Held for sale
WP Realty (d)	25%	—	—	—	—	—	6,896,446	(6,896,446)	(2,192,453)	(4,703,993)

		$8,717,983	$2,030,751	$254,279	$6,432,953	$2,594,740	$9,932,935	$(6,094,723)	$(2,025,411)	$(4,069,311)

Managed Unconsolidated
Cedar/RioCan (h)	80%	$15,136,008	$2,947,349	416,038	$11,772,620	$6,063,172	6,410,019	$(700,571)	$(572,515)	$(128,055)

		Three months ended Sep 30, 2010

Consolidated
Homburg	80%	$3,857,958	$805,741	$139,931	$2,912,286	$1,137,983	$1,490,483	$283,820	$226,795	$57,025
PCP (c)	60%	1,866,162	613,239	52,429	1,200,493	958,427	890,310	(648,244)	(388,947)	(259,297)
Fameco I (e)	40%	1,482,813	373,207	34,520	1,075,086	387,270	335,013	352,803	—	352,803
Fameco II (f)	40%	621,225	127,034	—	494,191	167,278	—	326,913	—	326,913
Hirshland (g)	40%	205,432	46,757	—	158,675	39,208	—	119,467	—	119,467
Other	50%	118,860	51,679	3,606	63,574	17,656	33,215	12,703	5,355	7,348

		8,582,719	2,441,929	230,487	5,910,303	2,844,715	2,749,021	316,566	(193,611)	510,177
Held for sale
WP Realty (d)	25%	—	—	—	—	—	130,896	(130,896)	(36,815)	(94,082)

		$8,582,719	$2,441,929	$230,487	$5,910,303	$2,844,715	$2,879,917	$185,670	$(230,425)	$416,095

Managed Unconsolidated
Cedar/RioCan (h)	80%	$6,811,918	$1,522,620	227,747	$5,061,551	$1,665,214	6,205,352	$(2,809,016)	$(2,243,228)	$(565,788)

		Three months ended June 30, 2010

Consolidated
Homburg	80%	$3,906,284	$783,822	$155,689	$2,966,773	$1,055,807	$1,479,027	$431,940	$345,654	$86,286
PCP (c)	60%	2,200,994	478,211	52,588	1,670,196	1,786,012	894,028	(1,009,843)	(421,540)	(588,303)
Fameco I (e)	40%	1,455,515	344,525	27,150	1,083,840	479,337	293,429	311,074	—	311,074
Fameco II (f)	40%	488,704	165,318	—	323,386	151,535	—	171,851	—	171,851
Hirshland (g)	40%	192,843	50,516	—	142,328	38,199	—	104,129	—	104,129
Other	50%	125,444	59,857	3,266	62,321	17,656	22,288	22,377	11,219	11,159

		8,830,839	2,302,110	238,692	6,290,036	3,659,217	2,688,772	(57,952)	(87,038)	29,086
Held for sale
WP Realty (d)	25%	—	—	—	—	—	89,480	(89,480)	(22,370)	(67,110)

		$8,830,839	$2,302,110	$238,692	$6,290,036	$3,659,217	$2,778,252	$(147,432)	$(109,408)	$(38,024)

Managed Unconsolidated
Cedar/RioCan (h)	80%	$5,160,630	$1,265,762	176,176	$3,718,691	$1,283,375	1,414,724	$1,020,592	$827,137	$193,455

		Three months ended March 31, 2010

Consolidated
Homburg	80%	$4,192,250	$992,748	$141,739	$3,057,763	$1,066,819	$1,467,787	$523,157	$418,526	$104,631
PCP (c)	60%	2,096,127	557,142	52,829	1,486,156	535,340	790,902	159,914	95,948	63,966
Fameco I (e)	40%	1,570,772	368,758	21,030	1,180,984	407,511	276,002	497,471	—	497,471
Fameco II (f)	40%	613,119	176,009	—	437,110	142,119	—	294,992	—	294,992
Hirshland (g)	40%	196,685	41,370	—	155,316	38,199	—	117,117	—	117,117
Other	50%	115,760	51,909	3,266	60,586	17,656	41,633	1,297	648	649

		9,264,592	2,698,098	218,864	6,347,630	2,337,554	2,576,323	1,433,752	475,073	958,679
Held for sale
WP Realty (d)	25%	—	—	—	—	—	160,195	(160,195)	(40,049)	(120,147)

		$9,264,592	$2,698,098	$218,864	$6,347,630	$2,337,554	$2,736,518	$1,273,557	$435,024	$838,533

Managed Unconsolidated
Cedar/RioCan (h)	80%	$3,085,417	$760,246	98,823	$2,226,348	$511,677	$1,123,366	$591,306	$495,189	$96,116

		Three months ended December 31, 2009

Consolidated
Homburg	80%	$4,022,542	$830,868	$161,243	$3,030,430	$1,027,536	$1,504,178	$498,716	$413,941	$84,775
PCP (c)	60%	2,091,859	564,937	44,724	1,482,198	230,340	856,044	395,815	53,141	342,674
Fameco I (e)	40%	1,098,404	431,687	16,521	650,197	245,639	207,604	196,953	—	196,953
Fameco II (f)	40%	449,311	62,595	—	386,717	117,921	—	268,795	—	268,795
Hirshland (g)	40%	189,930	42,963	—	146,968	39,192	—	107,776	—	107,776
Other	50%	123,735	62,097	3,266	58,372	17,653	3,573	37,146	18,573	18,573

		8,529,148	2,417,298	225,755	5,886,095	1,812,587	2,571,399	1,502,110	484,859	1,017,251
Held for sale
WP Realty (d)	25%	—	—	—	—	—	3,091	(3,091)	(797)	(2,295)

		$8,529,148	$2,417,298	$225,755	$5,886,095	$1,812,587	$2,574,490	$1,499,018	$484,062	$1,014,956

Managed Unconsolidated
Cedar/RioCan (h)	80%	$282,394	$66,974	7,697	$207,723	$70,773	$27,544	$109,406	$87,525	$21,881

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
FFO and NOI Allocations

	Partners’	Share of FFO (a)			Share of NOI (a)
	percent	Partners	Cedar (b)	Total	Partners	Cedar (b)	Total
		Three months ended Dec 31, 2010			Three months ended Dec 31, 2010
Consolidated
Homburg	80%	$1,429,372	$357,343	$1,786,716	$2,618,142	$654,535	$3,272,677
PCP (c)	60%	358,405	238,937	597,342	877,101	584,734	1,461,835
Fameco I (e)	40%	—	321,047	321,047	—	974,041	974,041
Fameco II (f)	40%	—	538,642	538,642	—	538,642	538,642
Hirshland (g)	40%	—	136,165	136,165	—	136,165	136,165
Other	50%	8,273	8,273	16,546	24,796	24,796	49,593

		1,796,051	1,600,407	3,396,458	3,520,039	2,912,914	6,432,953
Held for Sale
WP Realty (d)	25%	(2,191,258)	(6,573,774)	(8,765,032)	—	—	—

		$(395,207)	$(4,973,366)	$(5,368,574)	$3,520,039	$2,912,914	$6,432,953

Managed Unconsolidated
Cedar/RioCan (h)	80%	$4,290,081	$1,072,520	$5,362,602	$9,418,096	$2,354,524	$11,772,620

		Three months ended Sep 30, 2010			Three months ended Sep 30, 2010

Consolidated
Homburg	80%	$1,137,442	$284,361	$1,421,803	$2,329,829	$582,457	$2,912,286
PCP (c)	60%	186,110	124,073	310,183	720,296	480,197	1,200,493
Fameco I (e)	40%	—	537,180	537,180	—	1,075,086	1,075,086
Fameco II (f)	40%	—	494,191	494,191	—	494,191	494,191
Hirshland (g)	40%	—	161,435	161,435	—	158,675	158,675
Other	50%	15,180	15,180	30,359	31,787	31,787	63,574

		1,338,732	1,616,420	2,955,152	3,081,912	2,822,394	5,904,306
Held for Sale
WP Realty (d)	25%	1,499	4,498	5,997	1,499	4,498	5,997

		$1,340,231	$1,620,918	$2,961,149	$3,083,411	$2,826,892	$5,910,303

Managed Unconsolidated
Cedar/RioCan (h)	80%	$(686,281)	$(228,760)	$(915,041)	$4,049,241	$1,012,310	$5,061,551

		Three months ended June 30, 2010			Three months ended June 30, 2010

Consolidated
Homburg	80%	$1,190,197	$297,549	$1,487,747	$2,373,419	$593,355	$2,966,773
PCP (c)	60%	465,701	310,467	776,168	1,002,118	668,078	1,670,196
Fameco I (e)	40%	—	552,994	552,994	—	1,083,840	1,083,840
Fameco II (f)	40%	—	323,386	323,386	—	323,386	323,386
Hirshland (g)	40%	—	145,023	145,023	—	142,328	142,328
Other	50%	20,017	20,017	40,033	31,161	31,161	62,321

		1,675,915	1,649,436	3,325,351	3,406,697	2,842,148	6,248,845
Held for Sale
WP Realty (d)	25%	10,298	30,894	41,192	10,298	30,894	41,192

		$1,686,213	$1,680,330	$3,366,543	$3,416,995	$2,873,041	$6,290,036

Managed Unconsolidated
Cedar/RioCan (h)	80%	$1,614,653	$460,854	$2,075,507	$2,974,953	$743,738	$3,718,691

		Three months ended March 31, 2010			Three months ended March 31, 2010

Consolidated
Homburg	80%	$1,271,981	$317,995	$1,589,976	$2,446,210	$611,553	$3,057,763
PCP (c)	60%	417,153	278,102	695,254	891,694	594,463	1,486,156
Fameco I (e)	40%	—	670,000	670,000	—	1,180,984	1,180,984
Fameco II (f)	40%	—	437,110	437,110	—	437,110	437,110
Hirshland (g)	40%	—	160,833	160,833	—	155,316	155,316
Other	50%	9,476	9,476	18,953	30,293	30,293	60,586

		1,698,610	1,873,516	3,572,126	3,368,197	3,009,718	6,377,914
Held for Sale
WP Realty (d)	25%	(7,571)	(22,713)	(30,284)	(7,571)	(22,713)	(30,284)

		$1,691,039	$1,850,803	$3,541,842	$3,360,626	$2,987,004	$6,347,630

Managed Unconsolidated
Cedar/RioCan (h)	80%	$882,496	$220,624	$1,103,119	$1,781,079	$445,270	$2,226,348

		Three months ended December 31, 2009			Three months ended December 31, 2009

Consolidated
Homburg	80%	$1,221,003	$305,249	$1,526,252	$2,424,344	$606,086	$3,030,430
PCP (c)	60%	375,693	250,460	626,153	889,319	592,879	1,482,198
Fameco I (e)	40%	—	143,750	143,750	—	650,197	650,197
Fameco II (f)	40%	—	142,822	142,822	—	386,717	386,717
Hirshland (g)	40%	—	146,968	146,968	—	146,968	146,968
Other	50%	27,399	27,399	54,799	29,186	29,186	58,372

		1,624,096	1,016,649	2,640,745	3,342,849	2,412,032	5,754,881
Held for Sale
WP Realty (d)	25%	32,804	98,410	131,214	32,804	98,411	131,215

		$1,656,900	$1,115,058	$2,771,958	$3,375,652	$2,510,443	$5,886,095

Managed Unconsolidated
Cedar/RioCan (h)	80%	$193,722	$41,545	$235,267	$193,722	$41,545	$235,267

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar

Notes:

(a)
The Partners’ and Cedar’s respective shares of equity, net income and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of non-proportionate initial investments (per the respective joint venture agreements). Equity also includes net receivable/payable balances on open account between joint ventures and wholly-owned entities.

(b)
Includes limited partners’ share. Cedar’s equity in the Homburg joint venture includes the excess of the jont venture partner’s contribution over the underlying net book value of the properties owned prior to their contribution to the joint venture in December 2007.

(c)	Cedar has a 40% interest in two joint ventures formed for the acquisitions of New London Mall and San Souci Plaza in January and February 2009, respectively.

(d)	Cedar has a 75% interest in a consolidated joint venture formed for the redevelopment/retenanting of a shopping center (Columbia Mall) in Bloombsburg, PA.

(e)
Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Upland Square) in Pottsgrove, PA, and is to receive a preferred rate of return on its investment, if earned.

(f)
Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Crossroads II) in Stroudsburg, PA, and is to receive a preferred rate of return on its investment, if earned.

(g)
Cedar has a 60% interest in a consolidated joint venture formed for the acquisition, construction and development of a shopping center (Heritage Crossing) in Limerick, PA and is to receive a preferred rate of return on its investment, if earned.

(h)
Cedar has a 20% interest in an unconsolidated joint venture formed initially for the acquisition of seven properties previously owned by the Company, which the Company continues to manage. The balances at March 31, 2010 and December 31, 2009, respectively, represent the assets and liabilities of the properties transferred prior to those dates; the revenues, expenses and FFO for these properties represent their results of operations subsequent to the dates of their transfers to the joint venture.

(i)
Non-operating income and expense consists principally of interest expense and amortization of financing costs. With respect to the Cedar/RioCan joint venture, acquisition transaction costs were $2.6 million, $3.9 million and $0.6 million for the quarters ended December 31, 2010, September 30, 2010 and March 31, 2010, respectively. The amount for the December 31, 2010 and September 30, 2010 quarter includes $0.9 million and $1.3 million, respectively, payable to the Company.